UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21333
                                                     ---------------------

                 Nuveen Preferred and Convertible Income Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT July 31, 2004


Nuveen Investments
Closed-End
Exchange-Traded
Funds

                                    NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
                                                                             JPC

                                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                                                                             JQC

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

HIGH CURRENT INCOME
FROM A PORTFOLIO OF
PREFERRED AND
CONVERTIBLE SECURITIES


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


I am very pleased to report that over the fiscal year ended July 31, 2004, your Fund continued to provide you with attractive monthly income through a diversified portfolio of quality preferred securities, convertible securities and high yield debt.

In addition to regular monthly income, we believe that your Fund also may provide an opportunity to reduce the overall risk of your entire investment portfolio. This is because the value of your Fund's holdings may move differently than the prices of the other investments, like common stocks, bonds or mutual funds that you may


--------------------------------------------------------------------------------
IN ADDITION TO REGULAR MONTHLY INCOME, WE BELIEVE THAT YOUR FUND ALSO MAY PROVIDE AN OPPORTUNITY TO REDUCE THE OVERALL RISK OF YOUR ENTIRE INVESTMENT PORTFOLIO.
--------------------------------------------------------------------------------


own. Through adequate diversification, some parts of your portfolio may be going up when others are going down. This potential counterbalancing may reduce your overall risk over time. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by seasoned portfolio managers has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2004

Nuveen Preferred and Convertible Income Funds (JPC, JQC)

Portfolio Managers'
        PERSPECTIVE



The Funds are managed by Nuveen Institutional Advisory Corp. (NIAC), and subadvised by a team of specialists from Spectrum Asset Management, Inc., Froley, Revy Investment Co., Inc., and NIAC. Mark Lieb, Bernie Sussman and Phil Jacoby lead the team at Spectrum, an affiliate of Principal CapitalSM, which manages the preferred securities portions of the Funds' portfolios. Andrea Revy O'Connell and Michael Revy lead the team at Froley, Revy, one of the oldest firms specializing in convertible securities, which manages that portion of both Fund's portfolios. Gunther Stein and Lenny Mason lead the team at NIAC, which manages the high yield securities and other debt instruments in both Funds. Here these managers talk about general economic conditions, Fund performance and their management strategy for the fiscal year ended July 31, 2004.


WHAT WERE THE CONDITIONS IN THE FIXED-INCOME MARKETS GENERALLY, AND THE PREFERRED SECURITIES, CONVERTIBLE SECURITIES AND HIGH YIELD MARKETS IN PARTICULAR, DURING THE FISCAL YEAR ENDED JULY 31, 2004?

While the 10-year U. S. Treasury note yield of 4.45% at the end of the period was virtually unchanged from 12 months earlier, the fiscal year was marked by quite a bit of volatility. Prices in the U. S. Treasury market peaked on March 16, 2004, with the 10-year note yielding 3.68% as a faltering economy, slow employment growth, Federal Reserve and concerns over terrorism combined to keep interest rates near record lows. In early April, an unexpectedly strong employment report brought the bond market rally to an abrupt end. As concerns focused on the possibility that the Federal Reserve might start to raise short-term interest rates, interest rates spiked upward along the entire yield curve and the 10 year U. S. Treasury note reached a high yield of 4.87% on June 14, 2004.

The preferred securities market, as measured by the Merrill Lynch Preferred Stock Hybrid Securities Index, provided a total return of 6.34% for the 12 months ending July 31, 2004, compared with a 4.84% over the same period for the Lehman Aggregate Bond Index (a general measure of the overall bond market). New issuance in the preferred securities market totaled $36.5 billion over the 12-month period, but the overall growth of the market was constrained by a strong pace of redemptions as issuers called the higher-coupon preferred securities they had issued during the 1990's. As of July 31, 2004, the hybrid preferred securities market had outstanding issues totaling approximately $225 billion.

The convertible securities market exhibited two very different patterns over the course of the Funds' fiscal years. During the first half of the period, from August 2003 through mid-January 2004, convertible securities generally produced very positive performance.

Coupled with a positive move in the equity market, the yield spreads between lower-rated and higher-rated fixed-income securities tightened over this period by as much as 25% as lower-rated securities tended to outperform more highly-rated instruments. The combination of tighter credit quality spreads and higher equity values helped to increase the value of the conversion feature of many convertible securities. From July 31, 2003, to January 31, 2004, the Merrill Lynch All U.S. Convertible Index rose 14.5%.

The second six months of the fiscal year had a distinctly different flavor for convertible securities. The equity markets declined as a result of slowing profit growth and credit quality spreads widened as economic uncertainty increased. These and other factors led to a decline of -2.12% from January 31, 2004, to July 31, 2004, in the Merrill Lynch All U.S. Convertible Index. Overall in the convertible securities market, the first six months of the Funds' years outweighed the negative second half and left the full fiscal year returns for the Merrill Lynch Index at 12.13%

The high yield market recorded robust returns during the twelve months ended July 31, 2004. Strong performance was driven by improving credit fundamentals, positive macroeconomic news and decreasing default rates. The CSFB High Yield Index posted a return of 14.09% over the last year. All of the industries that comprise the index registered positive returns. Lower-rated bonds posted a twelve-month return of 21.94%, significantly outperforming the middle and upper rating tiers due to the healthier economic environment and investors' increased tolerance for risk. As the credit markets improved over the last year, default rates have dropped accordingly. New issue volume has tempered slightly in response to moderate outflows from the high yield market during the first half of 2004. New issuances dropped 5% to $126.9 million during the last year. Despite high petroleum prices, inflation concerns, and the threat of global terrorism, the high yield market has been resilient and economic reports continue to indicate a slow but steady recovery.

DURING THIS PERIOD WHAT WERE YOUR PRIMARY MANAGEMENT STRATEGIES AND FOCUSES?

Over this fiscal year, the focus of our preferred securities investing activities was on finding and owning high quality issues that offered what we judged to be good current yields and yields-to-call. The average credit quality of the preferred securities within each of the

Funds was maintained at an A3/BBB+/A- level from Moody's, S&P and Fitch, respectively. Given a large number of redemptions in the preferred securities market over this period, much of our trading activity was targeted toward replacing the income of issues that were called out of the portfolios. In addition, we believed that higher coupon preferred securities with call dates in 2006 and 2007 were relatively more attractive than the lower, current coupon issues available during most of the year. These higher coupon securities also helped to keep the duration, or interest rate sensitivity, of the portfolios lower than if we had been more focused on newer issues.

Diversification among issuers and sectors within the preferred securities market also was an important part of our strategy. Each of the Funds now contains over 100 distinct preferred securities issuers. The weightings between $25 par preferred stock and preferred capital securities were altered slightly over the course of the period, depending on where we felt we could find the best relative value.

Looking at the convertible securities allocations, we continued to focus on owning issues that we believed would provide attractive income and offer the potential for capital appreciation. Generally, we looked for securities with greater equity-tracking sensitivity when we had strong views on the attractiveness of either a sector or a specific company. As of July 31, 2004, about 10% of both Funds' convertible securities allocations were hedged in an effort to reduce overall risk and increase cash flow.

For the high yield portions of both Funds' portfolios, we continued to employ a value-oriented investment management strategy, focusing on relatively higher-quality credits with strong fundamental business models, diversified revenue streams, and relatively low earnings volatility. We invested across a variety of industry sectors and rating tiers, and continued to evaluate the high yield holdings on an ongoing basis, eliminating positions with what we thought were escalating credit issues, limited upside potential, or significant downside risk.

HOW DID THE FUNDS PERFORM OVER THIS PERIOD?

Each of the Funds performed well during the fiscal year ended July 31, 2004. Their performance, as well as the performance of several widely followed market indexes, is shown in the nearby chart.

TOTAL RETURN ON NET ASSET VALUE
For 12 months ended July 31, 2004

JPC                                         13.44%
--------------------------------------------------
JQC                                         12.25%
--------------------------------------------------
Merrill Lynch Preferred Stock
Hybrid Securities Index1                     6.34%
--------------------------------------------------
Merrill Lynch All U.S.
Convertible Index2                          12.13%
--------------------------------------------------
CSFB High Yield Index3                      14.09%
--------------------------------------------------

Past performance does not guarantee future results.

For more information, please see the individual Performance Overview pages in this report.

For the 12 months ended July 31, 2004, the Funds outperformed both the Merrill Lynch Hybrid Preferred and the Merrill Lynch Convertible indexes and underperformed the CFSB High Yield Index. We believe this is to be expected, given the blended nature of the Funds' portfolios. While none of these indexes provides a comprehensive match for the Funds' overall asset allocation and investment strategy, we think they may provide some insight into the performance over the 12-month period of the different assets classes in which the Funds invest.

In our preferred securities holdings, the $1000 par capital preferred securities held by each Fund were among their best performers during the 12-month reporting period. These issues are not part of the Merrill Lynch preferred stock index. These $1000 par securities benefited from the general tightening of spreads in the corporate market over the reporting period and from the strong demand for yield from insurance companies and other institutional investors. The call protection afforded by these securities also helped their performance during the months when rates were falling. One of the best performers was Centaur Funding. Centaur, a part of Vodafone, was a subordinated issue that we considered to be very undervalued relative to the issuer's senior debt.

1 The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

2 The Merrill Lynch All U.S. Convertibles Index consists of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.

3 The CSFB High Yield Index includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade.

Within the $25 par market of listed preferred securities, one strategy that worked well during this period was trading to take advantage of what we thought were mispricings of the securities' embedded call options. In many cases we were able to sell issues trading at a premium where the yield-to-call was very low, and then were able replace these securities with other, higher coupon issues with higher current yields and more attractive yields-to-call at the time of investment.

At the same time, Verizon did not perform as well has we had hoped it would. The Verizon issue was originally a series of $1000 par securities that were repackaged into exchange-listed $25 par preferreds that were bought during the first quarter of 2004, just before rates rose significantly. Several other issues in both Funds that happened to be bought in February and early March when interest rates were at their lows for the period also turned out to be relatively weak performers over this reporting period.

Looking at the Funds' convertible securities, the biggest drivers for convertible returns remained the growth prospects of the issuer's underlying business and the valuation of the issuer's equity. Both Funds had positive contributions from larger capitalization issuers like Tyco International, as well as from much smaller issuers like Lions Gate Entertainment Corp. In both companies, continued internal growth and opportunistic acquisitions further improved favorable revenue trends.

On the other side, the performance of both Funds was impacted negatively by some specific securities of issuers whose financial situations weakened over the course of the period. One example was Delta Airlines (held in JPC). As oil prices rose over May, June and July and negotiations with the unions became increasingly difficult, Delta's costs far outstripped their revenues. A significant debt load and limited pricing power in a competitive industry left the company near the brink of filing for Chapter 11 status as of July 31, 2004.

In the high yield portions of the portfolios, strong performance in the manufacturing, transportation and services sectors positively impacted the performance of both Funds. Other sectors within the high yield market showed even better performance, but the Funds did not hold significant positions in these areas. For example, industries with many lower credit-quality companies, such as the metals/minerals, chemicals and utilities sectors, were among the top performing high yield sectors over the 12 month period. JPC and JQC had minimal exposure to these volatile industries and negligible exposure to distressed and CCC-rated debt generally.

WHAT ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining near historically low levels during this reporting period, the leveraged structures of these Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their FundPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their FundPreferred shareholders, which can leave more earnings to support common share dividends.

As a result, despite losing some of their higher-coupon securities to calls, JPC and JQC made no changes in their monthly dividends over the course of the fiscal year.

Both of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2004, both JPC and JQC positive UNII balances.

As of July 31, 2004, both Funds were trading at greater discounts to their net asset values than their average discounts over the course of the entire 12-month reporting period.

Nuveen Preferred and Convertible Income Fund
JPC

Performance
     OVERVIEW As of July 31, 2004


Pie Chart:
PORTFOLIO ALLOCATION1
$25 Par (or similar) Securities     33.3%
Convertible Bonds                   18.1%
Capital Preferred Securities        14.0%
Convertible Preferred Securities    13.5%
Corporate Bonds                     11.7%
Capital Preferred Euro-Market
Listed Securities                    5.2%
Other                                4.2%

Bar Chart:
2003-2004 MONTHLY DIVIDENDS PER SHARE
Aug                                 0.1005
Sep                                 0.1005
Oct                                 0.1005
Nov                                 0.1005
Dec                                 0.1005
Jan                                 0.1005
Feb                                 0.1005
Mar                                 0.1005
Apr                                 0.1005
May                                 0.1005
Jun                                 0.1005
Jul                                 0.1005

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.47
                                    14.75
                                    14.1
                                    14.01
                                    14.25
                                    14.43
                                    14.42
                                    14.42
                                    14.23
                                    14.66
                                    14.74
                                    14.67
                                    14.85
                                    14.95
                                    14.99
                                    14.76
                                    14.95
                                    15.17
                                    15.05
                                    15.52
                                    15.52
                                    15.4
                                    15.36
                                    15.49
                                    15.58
                                    15.3
                                    15.28
                                    15.33
                                    15.59
                                    15.42
                                    15.55
                                    15.47
                                    15.26
                                    15.03
                                    14.3
                                    13.4
                                    14.08
                                    12.9
                                    13.1
                                    13.39
                                    13.39
                                    13.3
                                    13.3
                                    12.94
                                    13.11
                                    13.6
                                    13.69
                                    13.88
                                    13.83
7/31/04                             13.95


PORTFOLIO STATISTICS
------------------------------------
Share Price                   $13.95
------------------------------------
Common Share
Net Asset Value               $14.73
------------------------------------
Premium/Discount to NAV       -5.30%
------------------------------------
Latest Dividend               $.1005
------------------------------------
Market Yield                   8.65%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $1,474,983
------------------------------------

INDUSTRIES1
------------------------------------
Commercial Banks               26.7%
------------------------------------
Insurance                      11.6%
------------------------------------
Real Estate                    11.0%
------------------------------------
Diversified Financial Services  6.8%
------------------------------------
Media                           5.8%
------------------------------------
Automobiles                     4.5%
------------------------------------
Hotels, Restaurants & Leisure   4.1%
------------------------------------
Electric Utilities              2.5%
------------------------------------
Communications Equipment        2.0%
------------------------------------
Other                          25.0%
------------------------------------

TOP FIVE ISSUERS1
(EXCLUDING REPURCHASE AGREEMENTS)
(as a % of total investments)1
------------------------------------
Wachovia Corporation            2.8%
------------------------------------
General Motors Corporation      2.2%
------------------------------------
PartnerRe Limited               1.9%
------------------------------------
Ford Motor Company              1.8%
------------------------------------
Citigroup                       1.7%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          4.34%        13.44%
------------------------------------
Since Inception 2.55%        10.27%
------------------------------------

1    Excluding common stocks sold short.

Nuveen Preferred and Convertible Income Fund 2
JQC

Performance
     OVERVIEW As of July 31, 2004


Pie Chart:
Portfolio Allocation1
$25 Par (or similar) Securities     31.3%
Capital Preferred Securities        18.4%
Convertible Bonds                   18.0%
Convertible Preferred Securities    13.8%
Corporate Bonds                     11.4%
Capital Preferred Euro-Market
Listed Securities                    5.3%
Other                                1.8%

Bar Chart
2003-2004 MONTHLY DIVIDENDS PER SHARE
Aug                                 0.0975
Sep                                 0.0975
Oct                                 0.0975
Nov                                 0.0975
Dec                                 0.0975
Jan                                 0.0975
Feb                                 0.0975
Mar                                 0.0975
Apr                                 0.0975
May                                 0.0975
Jun                                 0.0975
Jul                                 0.0975

Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.69
                                    14.21
                                    14.01
                                    13.73
                                    13.82
                                    14.05
                                    13.99
                                    13.97
                                    13.97
                                    14.33
                                    14.29
                                    14.3
                                    14.35
                                    14.43
                                    14.37
                                    14.37
                                    14.44
                                    14.73
                                    14.35
                                    14.68
                                    14.97
                                    14.83
                                    14.89
                                    14.89
                                    14.99
                                    14.83
                                    14.76
                                    14.89
                                    14.92
                                    14.99
                                    15
                                    15.02
                                    14.91
                                    14.9
                                    14.03
                                    12.99
                                    13.53
                                    12.55
                                    12.82
                                    12.97
                                    13.11
                                    13
                                    13.01
                                    12.69
                                    12.8
                                    13.21
                                    13.35
                                    13.43
                                    13.3
7/31/04                             13.54


PORTFOLIO STATISTICS
------------------------------------
Share Price                   $13.54
------------------------------------
Common Share
Net Asset Value               $14.33
------------------------------------
Premium/Discount to NAV       -5.51%
------------------------------------
Latest Dividend               $.0975
------------------------------------
Market Yield                   8.64%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $2,021,258
------------------------------------

INDUSTRIES1
------------------------------------
Commercial Banks               29.9%
------------------------------------
Insurance                      11.6%
------------------------------------
Real Estate                     8.7%
------------------------------------
Media                           7.0%
------------------------------------
Diversified Financial Services  5.5%
------------------------------------
Automobiles                     3.5%
------------------------------------
Hotels, Restaurant & Leisure    3.3%
------------------------------------
Communications Equipment        2.1%
------------------------------------
Oil & Gas                       2.1%
------------------------------------
Electric Utilities              2.0%
------------------------------------
Other                          24.3%
------------------------------------

TOP FIVE ISSUERS1
(EXCLUDING REPURCHASE AGREEMENTS)
(as a % of total investments)1
------------------------------------
Wachovia Corporation            2.1%
------------------------------------
HBOS Public Limited Company     1.8%
------------------------------------
Citigroup                       1.7%
------------------------------------
General Motors Corporation      1.5%
------------------------------------
INGGroep NV                     1.5%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.10%        12.25%
------------------------------------
Since Inception-1.79%         7.54%
------------------------------------


1    Excluding common stocks sold short.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred and Convertible Income Fund, and Nuveen Preferred and Convertible Income Fund 2 as of July 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Preferred and Convertible Income Fund, and Nuveen Preferred and Convertible Income Fund 2 at July 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                            /S/Ernst & Young LLP


Chicago, Illinois
September 15, 2004

                            Nuveen Preferred and Convertible Income Fund (JPC)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 1.1% (0.7% OF TOTAL INVESTMENTS)

                BIOTECHNOLOGY - 0.3%

       86,344   Genentech Inc.                                                                                          $ 4,203,226

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.5%

      295,141   Foot Locker Inc.                                                                                          6,640,673

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.3%

      160,000   Genworth Financial Inc.                                                                                   4,518,400
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $12,793,240)                                                                   15,362,299
                --------------------------------------------------------------------------------------------------------------------

                $25 PAR (OR SIMILAR) SECURITIES - 49.1% (33.3% OF TOTAL INVESTMENTS)

                AUTO COMPONENTS - 0.7%

       19,800   Magna International Inc., Series B, 8.875%                                                                  500,742

      401,633   Delphi Trust I, 8.250%                                                                                   10,342,050

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 1.8%

      331,800   Ford Motor Company, 8.000% (CORTS)                                                                        8,590,302

      131,400   Ford Motor Company, Series F, 8.000% (CORTS)                                                              3,337,560

       39,400   General Motors Acceptance Corporation, 7.350%                                                               994,062

      520,000   General Motors Corporation, 7.375%                                                                       13,031,200

------------------------------------------------------------------------------------------------------------------------------------
                BEVERAGES - 0.2%

      126,500   Grand Metropolitan Delaware LP, 9.420%                                                                    3,215,630

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 9.7%

       40,000   Abbey National plc, 7.375%                                                                                1,051,200

       30,000   ABN AMRO Capital Fund Trust V, 5.900%                                                                       695,700

       51,900   ASBC Capital I, 7.625%                                                                                    1,380,540

       65,185   BAC Capital Trust I, 7.000%                                                                               1,686,988

      135,755   BAC Capital Trust II, 7.000%                                                                              3,509,267

      284,700   BAC Capital Trust III, 7.000%                                                                             7,453,446

       63,400   Banco Totta & Acores Finance, Series A, 8.875%                                                            1,636,513

      186,114   Banesto Holdings, Series A-144A, 10.500%                                                                  5,728,831

       81,700   Bank One Capital Trust VI, 7.200%                                                                         2,124,200

       22,800   Bank One Capital V, 8.000%                                                                                  608,760

       32,100   BankNorth Capital Trust II, 8.000%                                                                          852,576

       15,100   BBVA Preferred Capital Ltd., Series B, 7.750%                                                               397,130

       22,600   BCH Capital Ltd., Series B, 9.430%                                                                          603,533

          500   BNY Capital Trust IV, Series E, 6.875%                                                                       12,590

      300,000   BNY Capital Trust V, Series F, 5.950%                                                                     7,161,000

       80,850   BSCH Finance Ltd., Series Q, 8.625%                                                                       2,142,525

       62,200   Chittenden Capital Trust I, 8.000%                                                                        1,644,568

       11,000   CIT Group Incorporated, 7.750% (CORTS)                                                                      302,500

      192,000   Citigroup Capital Trust IX, 6.000%                                                                        4,656,000


                                       13


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

       32,500   Citigroup Capital Trust VI, 6.875%                                                                      $   819,325

       49,800   Citigroup Capital Trust VII, 7.125%                                                                       1,303,764

      331,300   Citigroup Capital Trust VIII, 6.950%                                                                      8,537,601

       59,300   Citigroup Inc., Series H, 6.231% (a)                                                                      3,045,055

      107,000   Cobank ABC, 144A, 7.000% (a)                                                                              5,692,400

       77,000   Comerica Capital Trust I, 7.600%                                                                          2,032,800

      125,000   Compass Capital Trust III, 7.350%                                                                         3,263,750

        9,300   CSFB USA, Series 2002-10, 7.000% (SATURNS)                                                                  237,150

       47,100   Espirito Santo Overseas, 8.500%                                                                           1,211,355

      176,300   Fannie Mae, 5.125% (a)                                                                                    7,885,018

       22,500   First Union Capital II, Series II, 7.500% (CORTS)                                                           587,250

       41,500   First Union Institutional Capital II, 8.200% (CORTS)                                                      1,165,113

      292,579   Fleet Capital Trust VII, 7.200%                                                                           7,627,535

      337,000   Fleet Capital Trust VIII, 7.200%                                                                          8,788,960

       13,100   Goldman Sachs Group Inc., Series 2003-06, 6.000% (SATURNS)                                                  307,850

       28,900   JPM Capital Trust, 7.200% (CORTS)                                                                           740,129

       51,900   JPMorgan Chase & Company, 7.125% (PCARS)                                                                  1,323,450

      395,067   JPMorgan Chase Capital Trust X, 7.000%                                                                    10,311,249

       47,200   JPMorgan Chase Trust, Series 2002-6, Class A, 7.125% (SATURNS)                                            1,208,792

       14,400   KeyCorp, Series 2001-7, 7.750% (CORTS)                                                                      373,392

       25,000   KeyCorp, Series B, 8.250% (CORTS)                                                                           652,500

      153,200   National Commerce Capital Trust II, 7.700%                                                                4,052,140

       32,900   National Westminster Bank plc, Series A, 7.875%                                                             839,608

       18,900   PNC Capital Trust, 6.125%                                                                                   453,411

       19,400   Regions Finance Trust I, 8.000%                                                                             507,892

      175,000   Royal Bank of Scotland Group plc, 5.750%                                                                  4,093,250

       74,300   SunTrust Capital Trust IV, 7.125%                                                                         1,928,085

       51,500   SunTrust Capital Trust V, 7.050%                                                                          1,335,910

       66,400   USB Capital Trust III, 7.750%                                                                             1,759,600

      168,000   USB Capital Trust IV, 7.350%                                                                              4,418,400

       54,100   USB Capital Trust V, 7.250%                                                                               1,420,125

       24,300   VNB Capital Trust I, 7.750%                                                                                 643,464

       15,700   Washington Mutual Capital Trust I, Series 2001-22, Class A-1, 7.650% (CORTS)                                405,060

        9,100   Wells Fargo Capital Trust IV, 7.000%                                                                        237,601

       60,735   Wells Fargo Capital Trust V, 7.000%                                                                       1,573,644

       14,700   Wells Fargo Capital Trust VI, 6.950%                                                                        379,554

      225,000   Wells Fargo Capital Trust VII, 5.850%                                                                     5,247,000

       79,600   Zions Capital Trust B, 8.000%                                                                             2,139,648


------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.0%

       11,600   IBM Inc., 7.125% (CORTS)                                                                                    298,700

       13,500   IBM Inc., Series 2001-1, 7.125% (SATURNS)                                                                   350,865


                                       14

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.3%

       95,700   Countrywide Capital III, 8.050% (PPLUS)                                                                 $ 2,622,180

        6,900   Household Capital Trust V, Series X, 10.000%                                                                184,920

       26,900   Household Capital Trust VI, 8.250%                                                                          716,347

       39,200   Household Capital Trust VII, 7.500%                                                                       1,036,448


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 7.9%

       17,100   Bear Stearns Capital Trust III, 7.800%                                                                      450,585

       33,200   Citigroup Inc., Series F, 6.365% (a)                                                                      1,728,060

       94,000   Citigroup Inc., Series G, 6.213% (a)                                                                      4,839,120

       67,970   Citigroup Inc., Series M, 5.864% (a)                                                                      3,423,989

    1,200,200   Countrywide Capital Trust IV, 6.750%                                                                     29,944,990

       10,000   Federal Home Loan Mortgage Corporation, 5.000% (a)                                                          425,000

       33,100   General Electric Capital Corporation, 6.625%                                                                868,544

      773,900   Household Finance Corporation, 6.875%                                                                    19,997,576

      526,388   Lehman Brothers Holdings Capital Trust III, Series K, 6.375%                                             13,080,742

       26,900   Merrill Lynch Capital Trust II, 8.000%                                                                      737,060

      100,000   Merrill Lynch Capital Trust, 7.000%                                                                       2,593,000

      113,600   Merrill Lynch Preferred Capital Trust IV, 7.120%                                                          2,971,776

      225,000   Merrill Lynch Preferred Capital Trust V, 7.280%                                                           5,933,250

       29,000   Merrill Lynch Preferred Capital Trust, 7.750%                                                               777,200

       66,100   Morgan Stanley Capital Trust II, 7.250%                                                                   1,705,380

      365,739   Morgan Stanley Capital Trust III, 6.250%                                                                  8,997,179

      717,800   Morgan Stanley Capital Trust IV, 6.250%                                                                  17,621,990

       21,400   Morgan Stanley, 7.050% (PPLUS)                                                                              553,618


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%

       25,500   AT&T Wireless, Series 2002-7, 8.000% (CORTS)                                                                668,610

       29,000   BellSouth Corporation, Series 2001-3, 7.125% (SATURNS)                                                      739,645

        8,800   BellSouth Inc., 7.000% (CORTS)                                                                              221,408

       15,000   BellSouth Telecommunications, 7.300% (PPLUS)                                                                388,050

       13,100   Citizens Communications, 8.375% (PPLUS)                                                                     333,657

       36,350   Deutsche Telekom International Finance B.V., Series 2001-24, Class A-1, 7.875% (CORTS)                      928,743

       15,900   SBC Communications Inc., 7.000%                                                                             415,149

       14,800   Verizon Communications, 7.625% (CORTS)                                                                      389,980

       11,900   Verizon New England Inc., Series B, 7.000%                                                                  307,258

       40,955   Verizon South Inc., Series F, 7.000%                                                                      1,061,963


------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.1%

        7,000   Consolidated Edison Company of New York Inc., 7.500%                                                        187,250

       10,000   Consolidated Edison Company, 7.250%                                                                         266,800

        4,400   Detroit Edison Company, 7.375%                                                                              110,792

       39,100   Dominion CNG Capital Trust I, 7.800%                                                                      1,021,683

       22,200   DTE Energy Trust I, 7.800%                                                                                  582,306

       33,470   Entergy Louisiana Inc., 7.600%                                                                              881,265

       43,570   Georgia Power Capital Trust V, 7.125%                                                                     1,135,434

      226,900   Georgia Power Company, 5.900%                                                                             5,461,483


                                       15


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES (continued)

      113,432   Tennessee Valley Authority, Series D, 6.750%                                                            $ 2,777,950

      124,000   Virginia Power Capital Trust, 7.375%                                                                      3,242,600

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%

       60,000   Dairy Farmers of America Inc., 144A, 7.875% (a)                                                           6,138,750

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.0%

       23,000   AGL Capital Trust II, 8.000%                                                                                597,770

        1,000   TransCanada Pipeline, 8.250%                                                                                 25,460

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

      273,500   Aetna Incorporated, 8.500%                                                                                7,354,415

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 11.2%

        5,500   ACE Capital Trust I, Series 1999, 8.875%                                                                    142,450

      514,010   Ace Ltd., Series C, 7.800%                                                                               13,677,806

       52,700   AMBAC Financial Group Inc., 5.950%                                                                        1,234,234

      237,760   Converium Finance, 8.250%                                                                                 5,620,646

    1,216,000   Delphi Financial Group Inc, 8.000%                                                                       31,312,000

       41,900   Everest Re Capital Trust II, 6.200%                                                                         949,035

       93,500   Everest Re Group Limited, 7.850%                                                                          2,490,840

        7,200   Financial Security Assurance Holdings, 6.875%                                                               184,320

       18,000   Financial Security Assurance Holdings, 6.250%                                                               442,800

       11,000   Great-West L&A Capital Trust I, Series A, 7.250%                                                            276,870

      188,900   Hartford Capital Trust III, Series C, 7.450%                                                              4,958,625

       27,800   Hartford Life Capital Trust II, Series B, 7.625%                                                            728,082

      747,975   ING Group NV, 7.050%                                                                                     19,245,397

      506,518   ING Group NV, 7.200%                                                                                     13,235,315

       36,800   Lincoln National Capital Trust V, Series E 7.650%                                                           972,624

        1,300   MBIA Inc., 8.000%                                                                                            35,685

    1,550,312   PartnerRe Limited, Series C, 6.750%                                                                      38,447,738

       72,000   PartnerRe Limited, 7.900%                                                                                 1,904,400

       79,600   PLC Capital Trust III, 7.500%                                                                             2,074,376

       31,100   PLC Capital Trust IV, 7.250%                                                                                810,155

        2,900   PLC Capital Trust V, 6.125%                                                                                  66,410

       88,800   RenaissanceRe Holdings Ltd., Series A, 8.100%                                                             2,362,968

      325,310   RenaissanceRe Holdings Ltd., Series B, 7.300%                                                             8,571,919

       13,200   Safeco Capital Trust I, 8.750% (CORTS)                                                                      384,120

       21,700   Safeco Capital Trust I, 8.700% (CORTS)                                                                      573,965

        4,800   Safeco Capital Trust I, Series 2001-4, 8.750% (CORTS)                                                       125,808

       33,000   Safeco Capital Trust III, 8.072% (CORTS)                                                                    891,000

       10,700   Safeco Capital Trust IV, 8.375% (CORTS)                                                                     287,081

       44,500   Safeco Corporation, Series 2001-7, 8.250% (SATURNS)                                                       1,169,015

       36,100   Safeco Corporation, Series 2002-5, 8.250% (SATURNS)                                                         950,874

       25,400   Torchmark Capital Trust I, 7.750%                                                                           664,718

       60,600   W.R. Berkley Capital Trust, Series 2002-1, 8.125% (CBTCS)                                                   625,089

       86,700   XL Capital Ltd., Series A, 8.000%                                                                         2,348,703

      235,200   XL Capital Ltd., Series B, 7.625%                                                                         6,249,264


                                       16

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.1%

       37,600   Viacom Inc., 7.300%                                                                                     $   983,616

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.1%

       49,500   Energy East Capital Trust I, 8.250%                                                                       1,292,940

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.7%

       18,300   EnCana Corporation, 9.500%                                                                                  467,382

      372,500   Nexen Inc., 7.350%                                                                                        9,554,625

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.0%

        7,300   Rhone-Poulenc Overseas, Series A, 8.125%                                                                    186,515

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 13.6%

       60,000   AMB Property Corporation, Series L, 6.500%                                                                1,425,000

       10,700   AvalonBay Communities, Inc., Series H, 8.700%                                                               296,497

        3,000   BRE Properties, Series B, 8.080%                                                                             78,675

      347,125   CarrAmerica Realty Corporation, Series E, 7.500%                                                          8,893,343

       72,000   Developers Diversified Realty Corporation, Series H, 7.375%                                               1,776,960

      656,785   Developers Diversified Realty Corporation, Series G, 8.000%                                              17,109,249

       17,400   Developers Diversified Realty Corporation, Series F, 8.600%                                                 464,580

      109,081   Equity Office Properties Trust, Series G, 7.750%                                                          2,840,469

       18,700   Equity Residential Properties Trust, Series C, 9.125%                                                       511,445

        9,900   Equity Residential Properties Trust, Series D, 8.600%                                                       273,240

      610,800   Equity Residential Properties Trust, Series N, 6.480%                                                    14,537,040

        6,100   Equity Residential Properties Trust, 9.125%                                                                 162,260

      708,634   Gables Residential Trust, Series D, 7.500%                                                               18,637,074

       30,900   HRPT Properties Trust, Series A, 9.875%                                                                     822,558

      303,600   HRPT Properties Trust, Series B, 8.750%                                                                   8,066,652

      943,483   Kimco Realty Corporation, Series F, 6.650%                                                               23,917,294

       13,693   New Plan Excel Realty Trust, Series D, 7.800%                                                               721,450

      972,775   New Plan Excel Realty Trust, Series E, 7.625%                                                            25,087,867

       32,982   Prologis Trust, Series C, 8.540%                                                                          1,959,339

       13,600   Prologis Trust, Series G, 6.750%                                                                            329,120

      159,400   Public Storage Inc., Series R, 8.000%                                                                     4,177,874

       28,900   Public Storage Inc., Series S, 7.875%                                                                       756,891

       26,500   Public Storage Inc., Series T, 7.625%                                                                       684,760

       27,500   Public Storage Inc., Series U, 7.625%                                                                       714,450

       32,000   Public Storage Inc., Series V, 7.500%                                                                       838,400

      187,000   Regency Centers Corporation, 7.450%                                                                       4,815,250

        7,000   Simon Property Group, Inc., Series G, 7.890%                                                                370,440

    1,607,345   Wachovia Preferred Funding Corporation, 7.250%                                                           42,932,185

      707,700   Weingarten Realty Trust, Preferred Securities, 6.750%                                                    17,834,040

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.0%

       11,400   Sherwin Williams Company, Series III, 7.250% (CORTS)                                                        291,612

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.4%

       17,400   AT&T Wireless Services Equity, Series 2002-B, 9.250% (SATURNS)                                              488,592

       72,800   Telephone and Data Systems Inc., 7.600%                                                                   1,901,536


                                       17


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES (continued)

       33,800   United States Cellular Corporation, 8.750%                                                              $   934,570

      100,000   United States Cellular Corporation, 7.500%                                                                2,554,000

       19,900   Verizon Communications, 7.375% (CORTS)                                                                      514,216
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $728,412,540)                                               723,523,521
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 19.8% (13.5% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 0.5%

       75,611   Northrop Grumman Corporation, 7.250%                                                                      7,945,204

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 0.6%

      155,000   Ford Motor Company Capital Trust II, 6.500%                                                               8,284,750

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.2%

       35,000   IMC Global Inc., 7.500%                                                                                   3,334,275

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.1%

      200,000   Affiliated Managers Group Inc., 6.000%                                                                    4,632,000

      164,000   Sovereign Capital Trust IV, Convertible Security, 4.375%                                                  7,872,000

       53,200   State Street Corporation, 6.750%                                                                         10,763,424

      144,000   Washington Mutual Inc, Unit 1 Trust, 5.375%                                                               7,720,992

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.9%

       97,375   Allied Waste Industries Inc., 6.250%                                                                      5,256,303

      173,150   Cendant Corporation, 7.750%                                                                               8,544,953

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.8%

        6,010   Lucent Technologies Capital Trust I, 7.750%                                                               6,591,828

           80   Nortel Networks Corp, 7.000%                                                                              5,263,692

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.3%

       85,800   TXI Capital Trust I, 6.500%                                                                               4,066,920

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.4%

      118,000   Capital One Financial Corporation, 6.250%                                                                 6,067,560

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.4%

      112,500   Temple Inland Inc, 7.500%                                                                                 6,535,125

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.1%

      217,900   Citigroup Global Markets, 2.000%                                                                          8,357,772

      154,000   Gabelli Asset Management Inc., 6.950%                                                                     3,679,060

      140,000   Phoenix Companies Inc., 7.000%                                                                            4,821,320

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%

      131,000   Alltel Corporation, 7.750%                                                                                6,563,100

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 2.5%

      157,000   Cinergy Corporation, 9.500%                                                                               9,430,990

      144,800   Dominion Resources Inc., 8.750%                                                                           7,754,040

      344,500   DTE Energy Company, 8.750%                                                                                8,781,305

      217,900   FPL Group Inc., 8.000%                                                                                   12,213,295


                                       18

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%

       46,475   General Cable Corporation, 144A, 5.750%                                                                 $ 2,898,878

      175,000   Pioneer-Standard Financial Trust, 6.750%                                                                  9,165,625

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 0.1%

       25,000   Hanover Compressor Capital Trust, 7.250%                                                                  1,200,000

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.3%

      178,925   Albertsons Inc., 7.250%                                                                                   4,625,211

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.4%

      185,000   Sempra Energy, 8.500%                                                                                     5,642,500

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.3%

       41,000   Anthem Inc., 6.000%                                                                                       3,922,060

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 0.9%

      250,000   Host Marriott Financial Trust, 6.750%                                                                    12,812,500

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.3%

      106,675   Newell Financial Trust I, 5.250%                                                                          4,733,703

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.5%

      100,000   Chubb Corporation, 7.000%                                                                                 2,749,000

       86,200   Hartford Financial Services Group, Inc., 7.000%                                                           5,446,116

       51,525   PMI Group Inc., 5.875%                                                                                    1,357,684

       98,000   Prudential Financial Capital Trust I, 6.750%                                                              6,873,720

      206,000   Reinsurance Group of America Inc., 5.750%                                                                11,742,000

       65,000   UnumProvident Corporation, 8.250%                                                                         2,180,750

      256,250   XL Capital Limited, 6.500%                                                                                6,129,500

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 1.4%

      508,250   Cablevision Systems Corporation, Trust I, 6.500%                                                          9,153,583

      185,000   Emmis Communications Corporation, Series A, 6.250%                                                        8,063,225

       53,375   Interpublic Group, Series A, 5.375%                                                                       2,582,816

       10,000   Sinclair Broadcast Group Inc., Series D, 6.000%                                                             416,500

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.7%

       84,700   United States Steel Corporation, Series B, 7.000%                                                        10,638,320

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE ELECTRONICS - 0.1%

       10,150   Xerox Corporation, 144A, 7.500%                                                                             791,700

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 1.0%

       50,000   Amerada Hess Corporation, 7.000%                                                                          3,775,000

        6,725   Chesapeake Energy Corporation, 144A, 4.125%                                                               7,464,750

       68,250   Kerr-McGee Corporation, 5.500%                                                                            4,021,973

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE 0.6%

      165,000   Equity Office Properties Trust, Series B, 5.250%                                                          8,258,250

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL 0.2%

       53,000   United Rentals Trust I, Convertible Quarterly Income Preferred Securities, 6.500%                         2,358,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $267,084,948)                                              293,483,772
                --------------------------------------------------------------------------------------------------------------------


                                       19


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED - HYBRID SECURITIES - 4.1% (2.8% OF TOTAL INVESTMENTS)


                COMMERCIAL BANKS - 3.2%

           15   BBVA Privanza International Gibraltar, 144A, 7.764%                                                     $15,525,000

          300   Union Planters Preferred Fund, Series, 144A, 7.750%                                                      31,771,890

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%

       10,957   Centaur Funding Corporation, 144A, Series B, 9.080% 4/21/20                                              13,833,213
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred - Hybrid Securities (cost $56,345,872)                                           61,130,103
                --------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 26.6% (18.1% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 0.6%

$       3,425   AAR Corporation, 144A, 2.875%, 2/01/24                                                                    2,971,188

        2,500   EDO Corporation, Convertible Subordinate Note, 5.250%, 4/15/07                                            2,609,375

        2,500   Mercury Computer Systems Inc., 144A, 2.000%, 5/01/24                                                      2,615,625

------------------------------------------------------------------------------------------------------------------------------------
                AIRLINES - 0.3%

        3,825   Delta Air Lines Incorporated, 144A, 8.000%, 6/03/23                                                       1,764,281

        2,765   Northwest Airlines Corporation, Convertible Notes, 144A, 6.625%, 5/15/23                                  2,198,175

------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 0.2%

        4,865   Lear Corporation, 0.000%, 2/20/22                                                                         2,438,581

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 1.3%

        2,750   Fleetwood Enterprises Inc., 144A, 5.000%, 12/15/23                                                        3,901,563

          185   General Motors Corporation, Convertible Notes, Senior Debentures Series A, 4.500%, 3/06/32                4,751,663

          185   General Motors Corporation, Series B, 5.250%, 3/03/32                                                     4,499,781

        6,000   Sonic Automotive Inc, Convertible Senior Subordinated Notes, 5.250%, 5/07/09                              5,932,500

------------------------------------------------------------------------------------------------------------------------------------
                BIOTECHNOLOGY - 1.3%

        5,115   Chiron Corporation, 2.750%, 6/30/34                                                                       5,370,750

        2,850   Imclone Systems Inc., 144A, 1.375%, 5/15/24                                                               2,828,625

        4,500   Ivax Corporation, Convertible Note, 144A, 1.500%, 3/01/24                                                 4,668,750

        6,500   Ivax Corporation, Convertible Senior Subordinated Notes, 4.500%, 5/15/08                                  6,459,375

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.5%

        6,700   Bowne and Company Incorporated, 144A, 5.000%, 10/01/33                                                    7,361,625

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 2.0%

        7,057   Ciena Corporation, 3.750%, 2/01/08                                                                        6,192,518

        5,565   Converse Technology Inc., 144A, 0.000%, 5/15/23                                                           6,385,838

        8,625   Liberty Media Corporation, Senior Debentures Exchangeable for Motorola 3.500%, 1/15/31                    7,492,969

        2,850   Lucent Technologies Inc., 2.750%, 6/15/23                                                                 3,469,875

        5,000   Skyworks Solutions Inc., 4.750%, 11/15/07                                                                 5,875,000

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.7%

       17,675   Hewlett-Packard Company, 0.000%, 10/14/17                                                                10,273,594

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.5%

        6,900   Providian Financial Corporation, Convertible Senior Notes, 3.250%, 8/15/05                                6,796,500


                                       20

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.5%

$       4,950   Capitalsource Inc., 144A, 3.500%, 7/15/34                                                               $ 4,801,500

        3,100   Leucadia National Corporation, 144A, 3.750%, 4/15/14                                                      3,208,500

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%

       20,750   Arrow Electronics Inc., 0.000%, 2/21/21                                                                  11,075,313

        7,700   Celestica Inc., 0.000%, 8/01/20                                                                           4,263,875

        8,835   Fisher Scientific International Inc., 3.250%, 3/01/24                                                     9,464,494

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 0.6%

        7,000   Schlumberger Limited, 2.125%, 6/01/23                                                                     7,446,250

          985   Willbros Group Inc., 144A, 2.750%, 3/15/24                                                                  959,144

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.2%

           40   Southern Union Company, Series B, 5.750%, 8/16/06                                                         2,401,894

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.4%

        7,050   Alza Corporation, 0.000%, 7/28/20                                                                         5,419,688

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.4%

        4,200   Province Healthcare Inc, Convertible Subordinated Notes, 4.500%, 11/20/05                                 4,231,500

        1,145   PSS World Medical Inc., Senior Convertible Note, 144A, 2.250%, 3/15/24                                    1,084,888

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.4%

        9,500   Brinker International Inc., 0.000%, 10/10/21                                                              6,424,375

       10,500   Carnival Corporation, 0.000%, 10/24/21                                                                    8,465,625

        6,035   Fairmont Hotels and Resorts Inc., Convertible Note, 144A, 3.750%, 12/01/23                                6,170,788

        2,550   Hilton Hotels Corporation, 3.375%, 4/15/23                                                                2,744,438

        5,400   Kerzner International Limited, 144A, 2.375%, 4/15/24                                                      5,460,750

       15,500   Royal Caribbean Cruises Limited, Senior Convertible Liquid Yield, 0.000%, 2/02/21                         8,292,500

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.3%

        3,350   Tyco International Group Limited, Convertible Notes, 144A, 3.125%, 1/15/23                                5,142,250

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.2%

        2,300   American International Group Inc., 0.500%, 5/15/07                                                        2,213,750

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 1.0%

        2,090   Acxiom Corporation, 3.750%, 2/15/09                                                                       2,667,363

        5,390   Digital River Inc., 144A, 1.250%, 1/01/24                                                                 5,261,988

        6,435   Electronic Data Systems, Convertible Senior Notes, 144A, 3.875%, 7/15/23                                  6,161,513

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - 0.9%

        5,300   Hasbro Inc., 2.750%, 12/01/21                                                                             5,697,500

        6,195   K2 Corporation, Convertible Notes, 144A, 5.000%, 6/15/10                                                  8,401,969

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 3.9%

        4,725   Citadel Broadcasting Corporation, Convertible Subordinate Note, 144A, 1.875%, 2/15/11                     4,069,406

          325   Comcast Corporation, 2.000%, 10/15/29                                                                    12,920,375

        4,000   Echostar Communications Corporation, Convertible Subordinated Notes, 5.750%, 5/15/08                      4,080,000

        9,900   Liberty Media Corporation, Senior Debentures, Exchangeable for Class B, 3.250%, 3/15/31                   8,798,625

        5,275   Liberty Media Corporation, 0.750%, 3/30/23                                                                5,809,094

        3,200   Lions Gate Entertainment Corporation 144A, Convertible Bond, 4.875%, 12/15/10                             5,068,000


                                       21


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MEDIA (continued)

$       3,425   Sinclair Broadcast Group, Convertible Step Coupon 144A Senior, 4.875%, 7/15/18                          $ 3,313,688

           96   Tribune Company, Exchangeable Subordinated Debentures, 2.000%, 5/15/29                                    8,112,000

        6,100   Walt Disney Company, Convertible Senior Notes, 2.125%, 4/15/23                                            6,328,750

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.5%

        5,065   McMoran Exploration Corporation, 144A, Notes, 6.000%, 7/02/08                                             6,755,444

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 1.5%

        1,825   Alexion Pharmaceuticals Inc., 5.750%, 3/15/07                                                             1,815,875

        3,065   Connectics Corporation, 144A, 2.250%, 5/30/08                                                             4,218,206

        2,300   CV Therapeutics Inc., 144A, 2.750%, 5/16/12                                                               2,297,125

        3,400   Teva Pharmaceutical Finance, Series B, 0.250%, 2/01/24                                                    3,391,500

        3,295   Valeant Pharmaceuticals International, 144A, 3.000%, 8/16/10                                              3,010,806

        1,940   Valeant Pharmaceuticals International, 144A, 4.000%, 11/15/13                                             1,767,825

        6,400   Wyeth, 144A, 1.360%, 1/15/24                                                                              6,288,000

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 1.2%

        2,725   Avatar Holdings Inc., 144A, 4.500%, 4/01/24                                                               2,844,219

       11,850   EOP Operating LP, Convertible Notes, 7.250%, 11/15/08                                                    12,087,000

        3,355   Trizec Hahn Corporation, 3.000%, 1/29/21                                                                  2,386,244

------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.0%

          585   Yellow Corporation, 144A, 3.375%, 11/25/23                                                                  731,981

------------------------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 1.1%

        4,890   ASM Lithography Holding NV, 5.750%, 10/15/06                                                              5,489,025

        4,000   FEI Company, Convertible Notes, 5.500%, 8/15/08                                                           4,110,000

        2,500   LSI Logic Corporation, 4.000%, 5/15/10                                                                    2,293,750

        4,100   Teradyne Inc, Convertible Senior Notes, 3.750%, 10/15/06                                                  4,151,250

------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.8%

        2,500   Computer Associates International Inc., 5.000%, 3/15/07                                                   2,925,000

        6,600   Mentor Graphics Corporation, Convertible Subordinate Notes, 6.875%, 6/15/07                               6,765,000

        2,275   Novell Inc., 144A, 0.500%, 7/15/24                                                                        2,132,813

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.8%

        7,500   Lowes Companies Inc., 0.861%, 10/19/21                                                                    7,275,000

        6,000   TJX Companies Inc., 0.000%, 2/13/21                                                                       5,130,000

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.3%

        4,575   Reebok International Ltd., 144A, 2.000%, 5/01/24                                                          4,483,500

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.5%

        2,225   NII Holdings Inc., 144A, 3.500%, 9/15/33                                                                  3,607,281

        3,125   NII Holdings Inc., 144A, 2.875%, 2/01/34                                                                  3,285,156
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Bonds (cost $375,238,699)                                                             392,061,944
                --------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 17.3% (11.7% OF TOTAL INVESTMENTS)

                AUTO COMPONENTS - 0.8%

        4,100   Asbury Automotive Group Inc., 9.000%, 6/15/12                                                             4,192,250

        3,875   Keystone Automotive Operations Inc., 9.750%, 11/01/13                                                     4,165,625

        3,500   Tenneco Auto, Inc., 10.250%, 7/15/13                                                                      4,007,500


                                       22

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 3.1%

$      10,000   Ford Motor Company, Debentures, 7.700%, 5/15/97                                                         $ 9,159,670

        5,590   Ford Motor Company, Debentures, 9.980%, 2/15/47                                                           6,628,253

        3,500   Ford Motor Company, 8.900%, 1/15/32                                                                       3,800,136

        3,560   General Motors Corporation, Senior Debentures, 8.375%, 7/15/33                                            3,732,201

       20,500   General Motors Acceptance Corporation, Notes, 8.000%, 11/01/31                                           20,874,576

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.1%

        1,335   OM Group Inc., 9.250%, 12/15/11                                                                           1,371,713

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.5%

        4,891   Allied Waste North America, Series B, 10.000%, 8/01/09                                                    5,184,460

        1,000   Allied Waste North America, Series B, 9.250%, 9/01/12                                                     1,118,750

        1,000   Allied Waste North America, 7.875%, 4/15/13                                                               1,051,250

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.2%

        2,275   Avaya Inc., 11.125%, 4/01/09                                                                              2,667,438

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.3%

        2,000   K. Hovnanian Enterprises Inc., Senior Subordinate Notes, 8.875%, 4/01/12                                  2,195,000

        2,500   Texas Industries Inc., 10.250%, 6/15/11                                                                   2,862,500

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.4%

        1,520   Berry Plastics Corporation, 10.750%, 7/15/12                                                              1,702,400

        2,000   Owens-Brockway Glass Containers, Guaranteed Senior Note, 8.250%, 5/15/13                                  2,105,000

        2,000   Owens-Illinois Inc., 7.800%, 5/15/18                                                                      1,935,000

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.2%

        2,000   MDP Acquisitions plc, Senior Notes, 9.625%, 10/01/12                                                      2,250,000

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%

        2,000   Fisher Scientific International Inc., 8.000%, 9/01/13                                                     2,197,500

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.1%

        2,000   Stater Brothers Holdings Inc., 144A, 8.125%, 6/15/12                                                      2,055,000

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.7%

        1,000   Dole Food Inc., 8.875%, 3/15/11                                                                           1,062,500

        5,943   Dole Foods Company, 8.750%, 7/15/13                                                                       6,269,865

        3,000   Seminis Vegetable Seeds Inc., 10.250%, 10/01/13                                                           3,300,000

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.1%

        2,000   Suburban Propane Partners LP, 6.875%, 12/15/13                                                            1,990,000

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.6%

        2,000   Boyd Gaming Corporation, 8.750%, 4/15/12                                                                  2,170,000

        2,000   Boyd Gaming Corporation, 7.750%, 12/15/12                                                                 2,070,000

        2,552   Dominos Inc., 8.250%, 7/01/11                                                                             2,743,400

        4,000   Intrawest Corporation, Senior Notes, 10.500%, 2/01/10                                                     4,340,000

        2,900   Intrawest Corporation, 7.500%, 10/15/13                                                                   2,900,000

        3,000   Las Vegas Sands Inc., Venetian Casino Resorts, LLC Mortgage Notes, 11.000%, 6/15/10                       3,435,000

        2,500   Park Place Entertainment, 7.000%, 4/15/13                                                                 2,621,875

        4,040   Park Place Entertainment, 7.875%, 12/15/05                                                                4,272,300

        1,600   Park Place Entertainment, 8.125%, 5/15/11                                                                 1,774,000


                                       23


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE (continued)

$       7,000   PennNational Gaming Inc., Senior Subordinated Notes, 8.875%, 3/15/10                                    $ 7,691,250

          750   Pinnacle Entertainment Inc., 8.750%, 10/01/13                                                               750,000

        2,000   Pinnacle Entertainment Inc., 8.250%, 3/15/12                                                              1,930,000

        2,000   Town Sports International Inc., 9.625%, 4/15/11                                                           1,945,000

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.9%

        3,000   KB Home, 8.625%, 12/15/08                                                                                 3,292,500

        5,175   Technical Olympic USA Inc, Senior Subordinate Notes, 10.375%, 7/01/12                                     5,498,438

        2,500   William Lyon Homes Inc, Unsecured Senior Note, 10.750%, 4/01/13                                           2,812,500

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.2%

        3,500   Global Cash Access LLC, Senior Subordinate Note, 144A, 8.750%, 3/15/12                                    3,683,750

------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.6%

        1,220   Terex Corporation, Senior Subordinated Notes, 10.375%, 4/01/11                                            1,369,450

        6,095   Terex Corporation, Senior Subordinated Notes, 9.250%, 7/15/11                                             6,811,163

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 3.2%

        4,000   Allbritton Communications Company, Series B, 7.750%, 12/15/12                                             3,970,000

        2,000   American Media Operations Inc., Series 8.875%, 1/15/11                                                    1,995,000

        4,180   American Media Operations Inc., Series B, 10.250%, 5/01/09                                                4,389,000

        1,000   Cablevision Systems Corporation, Series B, 8.125%, 8/15/09                                                1,045,000

        5,000   Cablevision Systems Corporation, 7.250%, 7/15/08                                                          5,100,000

        2,750   Canwest Media Incorporated, 7.625%, 4/15/13                                                               2,880,625

        2,000   Charter Communications Operating LLC, 144A, 8.000%, 4/30/12                                               1,940,000

        1,500   Lowes Cineplex Entertainment Corporation, 144A, 9.000%, 8/01/14                                           1,485,000

        5,800   Mail-Well I Corporation, Senior Unsecured Note, 144A, 9.625%, 3/15/12                                     6,264,000

        6,000   Primedia Inc, Senior Notes, 8.875%, 5/15/11                                                               5,925,000

        6,750   Vertis Inc., 9.750%, 4/01/09                                                                              7,408,125

        4,000   Young Broadcasting Inc, Senior Subordinate Notes, 10.000%, 3/01/11                                        4,060,000

------------------------------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL - 0.2%

        2,000   Saks Inc., Note. 9.875%, 10/01/11                                                                         2,320,000

        1,195   Saks Inc., 7.000%, 12/01/13                                                                               1,177,075

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.4%

        2,400   Baytex Energy Ltd., 9.625%, 7/15/10                                                                       2,532,000

        1,000   Chesapeake Energy Corporation, 9.000%, 8/15/12                                                            1,141,250

        2,000   Tesoro Petroleum Corporation, Senior Subordinate Notes, Series B, 9.625%, 11/01/08                        2,210,000

          250   Tesoro Petroleum Corporation, 8.000%, 4/15/08                                                               271,250

------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.5%

        2,000   Georgia Pacific Corporation, Debentures, 7.700%, 6/15/15                                                  2,170,000

        5,000   Georgia Pacific Corporation, Notes, 8.125%, 5/15/11                                                       5,637,500

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.1%

        1,500   Quintiles Transitional Corporation, 10.000%, 10/01/13                                                     1,548,750

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.8%

        1,625   CB Richard Ellis Services Inc., 9.750%, 5/15/10                                                           1,795,625

          500   Forest City Enterprises, Senior Notes, 7.625%, 6/01/15                                                      506,250

        4,425   LNR Property Corporation, 7.625%, 7/15/13                                                                 4,447,125


                                       24


    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE (continued)

$       4,000   Universal City Development Partners, 11.750%, 4/01/10                                                   $ 4,660,000

------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.2%

        3,000   Laidlaw International Inc., 10.750%, 6/15/11                                                              3,337,500

------------------------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 0.1%

        2,000   Amkor Technology Inc., 7.750%, 5/15/13                                                                    1,720,000

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.9%

        1,650   Central Garden & Pet Company, 9.125%, 2/01/13                                                             1,782,000

        3,500   Saks Inc., 7.375%, 2/15/19                                                                                3,377,500

        2,000   United Rentals of North America Inc., 7.750%, 11/15/13                                                    1,945,000

        5,000   Warnaco Inc, Senior Notes, 8.875%, 6/15/13                                                                5,462,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $247,805,249)                                                               254,492,288
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED SECURITIES - 20.5% (14.0% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 16.9%

        3,000   AB Svensk Exportkredit, 6.375%, 10/27/49                                                                  2,937,261

       13,000   Abbey National Capital Trust I, 8.963%, 12/30/49                                                         16,670,342

        6,800   AgFirst Farm Credit Bank, 7.300%, 12/15/53                                                                6,841,392

        2,500   Ahmanson Capital Trust I, 8.360%, 12/01/26                                                                2,780,448

        4,850   BT Institutional Capital Trust A, 144A, 8.090%, 12/01/26                                                  5,313,670

        3,000   BT Institutional Capital Trust B, 144A, 7.750%, 12/01/26                                                  3,216,336

        3,000   Bank One Capital III, 8.750%, 9/01/30                                                                     3,897,462

        1,000   BankAmerica Capital II, Series 2, 8.000%, 12/15/26                                                        1,110,840

        6,000   BankBoston Capital Trust I, Series B, 8.250%, 12/15/26                                                    6,766,824

        1,500   BanPonce Trust I, Series A, 8.327%, 2/01/27                                                               1,632,080

       13,030   Barclays Bank plc, 144A, 8.550%, 6/15/49                                                                 15,605,145

        1,000   BT Capital Trust, Series B1, 7.900%, 1/15/27                                                              1,091,460

        3,000   Centura Capital Trust I, 144A, 8.845%, 6/01/27                                                            3,383,604

       18,125   Chase Capital Trust I, Series A, 7.670%, 12/01/26                                                        19,462,263

       13,500   Corestates Capital Trust I, 144A, 8.000%, 12/15/26                                                       14,963,616

       12,250   Dime Capital Trust I, Series A, 9.330%, 5/06/27                                                          14,348,633

        3,000   Farm Credit Bank of Texas, 7.561%, 11/05/49                                                               3,040,902

        1,000   First Chicago NBD Institutional Capital, 7.950%, 12/01/26                                                 1,090,780

        6,200   First Empire Capital Trust I, 8.234%, 2/01/27                                                             6,835,041

        2,000   First Midwest Bancorp Inc., 6.950%, 12/01/33                                                              2,029,972

        1,000   Great Western Financial Trust II, Series A, 8.206%, 2/01/27                                               1,095,826

        2,400   HSBC Capital Funding LP, 144A, 9.547%, 12/31/49                                                           2,955,214

        8,000   HSBC Capital Funding LP, Debt, 10.176%, 6/30/50                                                          11,357,872

        4,000   KBC Bank Fund Trust III, 144A, 9.860%, 11/02/49                                                           4,910,436

        6,300   KeyCorp Institutional Capital Trust A, 7.826%, 12/01/26                                                   6,785,289

       20,000   M&I Capital Trust A, 7.650%, 12/01/26                                                                    21,454,440

        5,000   NB Capital Trust IV, 8.250%, 4/15/27                                                                      5,636,645

        1,000   North Fork Capital Trust I, Capital Securities, 8.700%, 12/15/26                                          1,102,310

       12,000   North Fork Capital Trust II, 8.000%, 12/15/27                                                            13,474,008

          100   Reliance Capital Trust I, Series B, 8.170%, 5/01/28                                                         110,575

        5,200   Royal Bank of Scotland Group plc, 7.648%, 8/31/49                                                         5,934,344


                                       25


                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

$         710   SocGen Real Estate Company LLC, 144A, 7.640%, 12/29/49                                                  $   787,011

        8,000   Sparebanken Rogaland, 144A, Notes, 6.443%, 5/01/49                                                        7,880,000

       10,500   St. George Funding Company LLC, 8.485%, 6/30/17                                                          12,048,624

        8,300   UBS Preferred Funding Trust I, 8.622%, 10/29/49                                                           9,887,375

        2,000   Unicredito Italiano Capital Trust, 144A, 9.200%, 10/05/49                                                 2,439,082

          100   Wachovia Capital Trust I, Capital Securities, 144A, 7.640%, 1/15/27                                         106,831

        2,500   Washington Mutual Capital Trust I, 8.375%, 6/01/27                                                        2,787,065

        5,000   Zions Institutional Capital Trust, Series A, 8.536%, 12/15/26                                             5,621,605

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.6%

        1,200   KN Capital Trust I, Preferred Securities, 8.560%, 4/15/27                                                 1,354,610

        7,110   KN Capital Trust III, 7.630%, 4/15/28                                                                     7,554,994

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.0%

       18,596   Berkeley Capital Trust, 8.197%, 12/15/45                                                                 20,037,134

        5,107   Safeco Capital Trust I, Capital Securities, 8.072%, 7/15/37                                               5,658,040

        9,500   Sun Life Canada Capital Trust, Capital Securities, 8.526%, 5/06/47                                       10,610,807

        7,250   Zurich Capital Trust I, 8.376%, 6/01/37                                                                   8,087,636
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $310,332,652)                                                  302,695,844
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED EURO-MARKET LISTED SECURITIES - 7.6% (5.2% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 7.4%

        7,000   BNP Paribas Capital Trust, 7.200%, 12/31/49                                                               7,240,020

       27,250   C.A. Preferred Funding Trust, 7.000%, 1/30/49                                                            27,489,037

        1,500   C.A. Preferred Fund Trust II, 7.000%, 10/30/49                                                            1,517,373

       36,000   HBOS Capital Funding LP, Notes, 6.850%, 3/01/49                                                          36,151,272

       18,600   Lloyds TSB Bank plc, Subordinate Note, 6.900%, 11/22/49                                                  18,966,959

       17,750   RBS Capital Trust B, 6.800%, 12/31/49                                                                    17,860,884

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.2%

        2,800   Old Mutual Capital Funding, Notes, 8.000%, 6/22/53                                                        2,792,821
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Euro-Market Listed Securities (cost $115,375,021)                               112,018,366
                --------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS - 1.0% (0.7% OF TOTAL INVESTMENTS)

       14,926   State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $14,927,555,                     14,926,000
                 collateralized by $13,315,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $15,229,897
------------------------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $14,926,000)                                                           14,926,000
                --------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS (COST $2,128,314,221) - 147.1%                                                      2,169,694,137
                ====================================================================================================================

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS SOLD SHORT - (3.6%)

                CHEMICALS - (0.2)%

    (217,368)   IMC Global Inc.                                                                                          (2,967,073)

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - (0.2)%

     (65,700)   Affiliated Managers Group Inc.                                                                           (3,016,287)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - (0.3)%

     (60,515)   Capital One Financial Corporation                                                                        (4,194,900)


                                       26

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FOOD & STAPLES RETAILING (0.1)%

     (52,500)   Albertson's, Inc.                                                                                       $(1,280,475)

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - (0.3)%

     (91,000)   Sempra Energy                                                                                            (3,253,250)

     (95,300)   Southern Union Company                                                                                   (1,897,423)

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - (0.9)%

     (25,850)   Chubb Corporation                                                                                        (1,777,963)

    (142,950)   Genworth Financial Inc.                                                                                  (3,250,683)

     (67,725)   Hartford Financial Services Group, Inc.                                                                  (4,408,898)

    (101,200)   Hilb, Roga, and Hamilton Companies                                                                       (3,399,308)

    (110,607)   UnumProvident Corporation                                                                                (1,764,182)

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - (0.1)%

     (45,828)   K2 Inc.                                                                                                   (653,049)

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - (0.2)%

    (194,730)   Cablevision Systems Corporation                                                                          (3,401,933)

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING (0.8)%

    (265,593)   United States Steel Corporation                                                                         (10,129,717)

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - (0.5)%

     (38,445)   Amerada Hess Corporation                                                                                 (3,204,391)

     (57,647)   Devon Energy Corporation                                                                                 (4,005,890)
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS $42,106,133)                                                   (52,605,422)
                ====================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 4.5%                                                                    65,894,279
                ====================================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (48.0)%                                                   (708,000,000)
                ====================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                         $1,474,982,994
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (a)  Security is eligible for the Dividends Received
                         Deduction.

                    144A 144A securities are those which are exempt from
                         registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                (CBTCS)  Corporate Backed Trust Certificates.

                (CORTS)  Corporate Backed Trust Securities.

                (LYONS)  Liquid Yield Option Notes.

                (PCARS)  Public Credit and Repackaged Securities.

                (PPLUS)  PreferredPlus Trust.

              (SATURNS)  Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

                            Nuveen Preferred and Convertible Income Fund 2 (JQC)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                $25 PAR (OR SIMILAR) SECURITIES - 45.9% (31.3% OF TOTAL INVESTMENTS)

                AUTO COMPONENTS - 0.7%

      557,500   Delphi Trust I, 8.250%                                                                                  $14,355,625

       28,800   Magna International Inc., Series B, 8.875%                                                                  728,352

------------------------------------------------------------------------------------------------------------------------------------
                BEVERAGES - 0.1%

       42,500   Grand Metropolitan Delaware LP, 9.420%                                                                    1,080,350

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 14.9%

       34,200   Abbey National plc, Series B, 7.375%                                                                        897,750

       53,700   Abbey National plc, 7.250%                                                                                1,389,219

      301,600   Abbey National plc, 7.375%                                                                                7,926,048

      863,770   ABN AMRO Capital Fund Trust V, 5.900%                                                                    20,030,826

       96,400   ABN AMRO Capital Fund Trust VI, 6.250%                                                                    2,391,684

      111,600   ASBC Capital I, 7.625%                                                                                    2,968,560

      203,410   BAC Capital Trust I, 7.000%                                                                               5,264,251

      560,200   BAC Capital Trust II, 7.000%                                                                             14,481,170

      163,900   BAC Capital Trust III, 7.000%                                                                             4,290,902

    1,150,000   Banco Santander SA, 144A, 6.410%                                                                         27,988,700

       71,750   Banco Totta & Acores Finance, Series A, 8.875%                                                            1,852,047

       19,000   BancWest Capital I, 9.500%                                                                                  519,650

        5,200   Bank One Capital I, 8.000%                                                                                  133,224

       15,700   Bank One Capital II, 8.500%                                                                                 423,586

      167,700   Bank One Capital Trust VI, 7.200%                                                                         4,360,200

       32,200   Bank One Capital V, 8.000%                                                                                  859,740

       51,400   BankNorth Capital Trust II, 8.000%                                                                        1,365,184

        5,400   BBVA Preferred Capital Ltd., Series B, 7.750%                                                               142,020

        1,700   BCH Capital Ltd., Series B, 9.430%                                                                           45,399

       27,000   BNY Capital Trust IV, Series E, 6.875%                                                                      679,860

      306,984   BNY Capital Trust V, Series F, 5.950%                                                                     7,327,708

       56,300   BSCH Finance Ltd., Series Q, 8.625%                                                                       1,491,950

      145,800   Chittenden Capital Trust I. 8.000%                                                                        3,854,952

       25,500   CIT Group Incorporated, 7.750% (CORTS)                                                                      701,250

      268,800   Citigroup Capital Trust IX, 6.000%                                                                        6,518,400

       30,200   Citigroup Capital Trust VI, 6.875%                                                                          761,342

      186,200   Citigroup Capital Trust VII, 7.125%                                                                       4,874,716

    1,006,400   Citigroup Capital Trust VIII, 6.950%                                                                     25,934,928

       24,000   Citigroup Inc., Series H, 6.231% (a)                                                                      1,232,400

      146,500   Cobank ABC, 144A, 7.000% (a)                                                                              7,793,800

      106,200   Comerica Capital Trust I, 7.600%                                                                          2,803,680

      196,300   Compass Capital Trust III, 7.350%                                                                         5,125,393


                                       28

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS (continued)

       30,800   CSFB USA, Series 2002-10, 7.000% (SATURNS)                                                              $   785,400

       45,800   Espirito Santo Overseas, 8.500%                                                                           1,177,921

       41,700   Fannie Mae, 5.125% (a)                                                                                    1,865,033

       49,000   First Union Capital II, Series II, 7.500% (CORTS)                                                         1,278,900

       16,100   First Union Institutional Capital II, Series III, 7.500% (CORTS)                                            426,650

       22,600   First Union Institutional Capital II, 8.200% (CORTS)                                                        634,495

       18,900   Fleet Capital Trust II, 8.000% (CORTS)                                                                      512,190

        4,400   Fleet Capital Trust VI, 8.800%                                                                              117,172

      512,200   Fleet Capital Trust VII, 7.200%                                                                          13,353,054

      430,300   Fleet Capital Trust VIII, 7.200%                                                                         11,222,224

       12,300   Goldman Sachs Group Inc., Series 2003-06, 6.000% (SATURNS)                                                  289,050

        9,900   JPM Capital Trust I, Series 2001-1, Class A-1, 7.850% (CORTS)                                               264,231

       43,200   JPM Capital Trust, 7.200% (CORTS)                                                                         1,106,352

       71,965   JPMorgan Chase & Company, 7.125% (PCARS)                                                                  1,835,108

       22,000   JPMorgan Chase Capital Trust IX, Series I, 7.500%                                                           584,760

      712,420   JPMorgan Chase Capital Trust X, 7.000%                                                                   18,594,162

       73,600   JPMorgan Chase Trust, Series 2002-6, Class A, 7.125% (SATURNS)                                            1,884,896

       35,000   KeyCorp, 7.500% (PCARS)                                                                                     904,925

       27,700   KeyCorp, Series 2001-7, 7.750% (CORTS)                                                                      718,261

       33,900   KeyCorp, Series B, 8.250% (CORTS)                                                                           884,790

       84,900   National Commerce Capital Trust II, 7.700%                                                                2,245,605

       63,900   National Westminster Bank PCL, Series A, 7.875%                                                           1,630,728

       21,700   ONB Capital Trust II, 8.000%                                                                                566,370

       53,300   PNC Capital Trust, 6.125%                                                                                 1,278,667

       23,700   Regions Finance Trust I, 8.000%                                                                             620,466

      305,700   Royal Bank of Scotland Group plc, 5.750%                                                                  7,150,323

      139,200   SunTrust Capital Trust IV, 7.125%                                                                         3,612,240

      108,900   SunTrust Capital Trust V, 7.050%                                                                          2,824,866

      662,100   USB Capital Trust III, 7.750%                                                                            17,545,650

      328,500   USB Capital Trust IV, 7.350%                                                                              8,639,550

      288,200   USB Capital Trust V, 7.250%                                                                               7,565,250

       39,100   VNB Capital Trust I, 7.750%                                                                               1,035,368

       43,800   Washington Mutual Capital Trust I, Series 2001-22, Class A-1, 7.650% (CORTS)                              1,130,040

       40,000   Wells Fargo Capital Trust IV, 7.000%                                                                      1,044,400

      420,800   Wells Fargo Capital Trust V, 7.000%                                                                      10,902,928

      109,000   Wells Fargo Capital Trust VI, 6.950%                                                                      2,814,380

      236,550   Wells Fargo Capital Trust VII, 5.850%                                                                     5,516,346

      117,300   Zions Capital Trust B, 8.000%                                                                             3,153,024

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.1%

       16,400   IBM Inc., 7.125% (CORTS)                                                                                    422,300

       27,700   IBM Inc., Series 2001-1, 7.125% (SATURNS)                                                                   719,923

        3,000   IBM Trust II, 7.125% (CORTS)                                                                                 78,300

       18,300   IBM Trust IV, 7.000% (CORTS)                                                                                477,081

                                       29

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.8%

       68,400   Countrywide Capital III, 8.050% (PPLUS)                                                                 $ 1,874,160

       10,800   Household Capital Trust V, Series X, 10.000%                                                                289,440

       40,900   Household Capital Trust VI, 8.250%                                                                        1,089,167

       98,100   Household Capital Trust VII, 7.500%                                                                       2,593,764

      174,000   SLM Corporation, Series A, 6.970% (a)                                                                     9,426,450

        7,500   SLM Corporation, 6.000%                                                                                     180,150


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.9%

      112,800   Bear Stearns Capital Trust III, 7.800%                                                                    2,972,280

      107,600   Bear Stearns Companies, Series G, 5.490% (a)                                                              5,065,270

       75,900   Countrywide Capital Trust II, Series II, 8.000% (CORTS)                                                   1,990,098

      666,500   Countrywide Capital Trust IV, 6.750%                                                                     16,629,175

       67,100   Fannie Mae, 4.750% (a)                                                                                    2,751,100

       15,000   Federal Home Loan Mortgage Corporation, 5.000% (a), 5.000%                                                  637,500

       40,100   General Electric Capital Corporation, 6.625%                                                              1,052,224

       53,000   Household Finance Corporation, 6.875%                                                                     1,369,520

      101,700   KeyCorp Capital Trust V, 5.875%                                                                           2,356,389

      198,350   Lehman Brothers Holdings Inc., Series C, 5.940% (a)                                                       9,600,140

      106,800   Lehman Brothers Holdings Inc., Series D, 5.670% (a)                                                       4,992,900

      425,000   Lehman Brothers Holdings Inc., Series F, 6.500% (a)                                                      11,118,000

       71,500   Merrill Lynch Capital Trust II, 8.000%                                                                    1,959,100

      231,000   Merrill Lynch Capital Trust, 7.000%                                                                       5,989,830

      185,300   Merrill Lynch Preferred Capital Trust IV, 7.120%                                                          4,847,448

      278,400   Merrill Lynch Preferred Capital Trust V, 7.280%                                                           7,341,408

       47,800   Merrill Lynch Preferred Capital Trust, 7.750%                                                             1,281,040

      211,850   Morgan Stanley Capital Trust II, 7.250%                                                                   5,465,730

      203,200   Morgan Stanley Capital Trust III, 6.250%                                                                  4,998,720

      137,900   Morgan Stanley Capital Trust IV, 6.250%                                                                   3,385,445

      115,080   Morgan Stanley, 7.050% (PPLUS)                                                                            2,977,120


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

       55,900   AT&T Wireless, Series 2002-7, 8.000% (CORTS)                                                              1,465,698

        8,000   BellSouth Capital Funding Corporation, 7.375%                                                               200,000

       32,600   BellSouth Capital Funding, 7.100% (CORTS)                                                                   822,172

       17,300   BellSouth Corporation, CABCO Trust, 9.750%                                                                  428,175

       10,900   BellSouth Corporation, 7.000% (CORTS)                                                                       281,111

       48,600   BellSouth Corporation, Series 2001-3, 7.125% (SATURNS)                                                    1,239,543

       30,800   BellSouth Inc., 7.000% (CORTS)                                                                              774,928

       70,600   BellSouth Telecommunications, 7.300% (PPLUS)                                                              1,826,422

       57,900   Deutsche Telekom International Finance B.V., Series 2001-24, Class A-1, 7.875 (CORTS)                     1,479,345

       16,100   Citizens Communications, 8.375% (PPLUS)                                                                     410,067

       50,000   SBC Communications Inc., 7.000%                                                                           1,305,500

       26,300   Verizon Communications, 7.625% (CORTS)                                                                      693,005

       50,700   Verizon New England Inc., Series B, 7.000%                                                                1,309,074

       29,900   Verizon South Inc., Series F, 7.000%                                                                        775,307


                                       30

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 0.7%

       12,000   Consolidated Edison Company of New York Inc., 7.500%                                                    $   321,000

        5,000   Consolidated Edison Company, 7.250%                                                                         133,400

        4,000   Detroit Edison Company, 7.375%                                                                              100,720

       50,000   Dominion CNG Capital Trust I, 7.800%                                                                      1,306,500

       30,700   Dominion Resources Capital Trust II, 8.400%                                                                 814,164

       21,100   DTE Energy Trust I, 7.800%                                                                                  553,453

       26,200   Entergy Louisiana Inc., 7.600%                                                                              689,846

        3,600   Entergy Mississippi Inc., 7.250%                                                                             92,880

        3,000   Georgia Power Capital Trust V, 7.125%                                                                        78,180

      130,000   Interstate Power and Light Company, 7.100% (a)                                                            3,419,000

       11,000   Mississippi Power Capital Trust II, 7.200%                                                                  287,375

       32,600   Northern States Power Company, 8.000%                                                                       871,724

        1,500   OGE Energy Capital Trust I, 8.375%                                                                           38,250

       29,900   Southern Company Capital Trust I, 7.375% (CORTS)                                                            755,573

       10,900   Southern Company Capital Trust I, 8.190% (CORTS)                                                            295,935

       13,100   Southern Company Capital Trust VI, 7.125%                                                                   342,172

      120,200   Virginia Power Capital Trust, 7.375%                                                                      3,143,230

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%

       75,000   Dairy Farmers of America Inc., 144A, 7.875% (a)                                                           7,673,438

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.1%

       75,300   AGL Capital Trust II, 8.000%                                                                              1,957,047

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.8%

      587,500   Aetna Incorporated, 8.500%                                                                               15,797,875

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.0%

       33,900   Philadelphia Authority for Industrial Development, Pennsylvania, Pension, 6.550%                            847,500

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 9.9%

      157,500   ACE Capital Trust I, Series 1999, 8.875%                                                                  4,079,250

    1,337,883   Ace Ltd., Series C, 7.800%                                                                               35,601,067

        4,900   Allstate Corporation, 7.150%, 7.150% (PCARS)                                                                127,523

       87,300   AMBAC Financial Group Inc., 5.950%                                                                        2,044,566

       18,600   American General Capital Trust I, 7.875%                                                                    471,324

      328,800   Converium Finance, 8.250%                                                                                 7,772,832

      674,601   Delphi Financial Group Inc., 8.000%                                                                      17,370,976

      172,556   Everest RE Capital Trust II, 6.200%                                                                       3,908,393

       85,300   EverestRe Group Limited, 7.850%                                                                           2,272,392

        9,900   Financial Security Assurance Holdings, 6.875%                                                               253,440

       20,200   Great-West L&A Capital Trust I, Series A, 7.250%                                                            508,434

      284,500   Hartford Capital Trust III, Series C, 7.450%                                                              7,468,125

       40,400   Hartford Life Capital Trust II, Series B, 7.625%                                                          1,058,076

        5,000   ING Capital Funding Trust II, 9.200%                                                                        133,900

      722,775   ING Group NV, 7.050%                                                                                     18,597,001

      584,220   ING Group NV, 7.200%                                                                                     15,265,669

                                       31


                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE (continued)

       53,400   Lincoln National Capital Trust V, Series E, 7.650%                                                      $ 1,411,362

    1,402,300   Lincoln National Capital Trust VI, 6.750%                                                                35,127,615

        3,600   MBIA Inc., 8.000%                                                                                            98,820

      900,702   PartnerRe Limited, Series C, 6.750%                                                                      22,337,410

       77,400   PartnerRe Limited, 7.900%                                                                                 2,047,230

       74,400   PLC Capital Trust III, 7.500%                                                                             1,938,864

       67,200   PLC Capital Trust IV, 7.250%                                                                              1,750,560

       13,800   PLC Capital Trust V, 6.125%                                                                                 316,020

      112,900   RenaissanceRe Holdings Ltd., Series A, 8.100%                                                             3,004,269

      124,700   RenaissanceRe Holdings Ltd., Series B, 7.300%                                                             3,285,845

       20,900   Safeco Capital Trust I, 8.750% (CORTS)                                                                      608,190

       24,200   Safeco Capital Trust I, 8.700% (CORTS)                                                                      640,090

       20,100   Safeco Capital Trust I, Series 2001-4, 8.750% (CORTS)                                                       526,821

       37,200   Safeco Capital Trust III, 8.072% (CORTS)                                                                  1,004,400

       16,300   Safeco Capital Trust IV, 8.375% (CORTS)                                                                     437,329

       36,800   Safeco Corporation, Series 2001-7, 8.250% (SATURNS)                                                         966,736

       36,300   Safeco Corporation, Series 2002-5, 8.250% (SATURNS)                                                         956,142

       52,300   Torchmark Capital Trust I, 7.750%                                                                         1,368,691

      111,600   W.R. Berkley Capital Trust, Series 2002-1, 8.125% (CBTCS)                                                 1,151,154

       65,200   XL Capital Ltd., Series A, 8.000%                                                                         1,766,268

      101,100   XL Capital Ltd., Series B, 7.625%                                                                         2,686,227

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.1%

       48,800   Viacom Inc., 7.300%                                                                                       1,276,608

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.1%

       85,200   Energy East Capital Trust I, 8.250%                                                                       2,225,424

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.9%

       16,400   EnCana Corporation, 9.500%                                                                                  418,856

      685,000   Nexen Inc., 7.350%                                                                                       17,570,250

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.1%

       50,000   Bristol Myers Squibb Company, 6.250% (CORTS)                                                              1,282,500

       16,900   Rhone-Poulenc Overseas, Series A, 8.125%                                                                    431,795

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 10.1%

      318,355   AMB Property Corporation, Series L, 6.500%                                                                7,560,931

        1,200   Archstone-Smith Trust, Series D, 8.750%                                                                      30,240

       77,100   AvalonBay Communities, Inc., Series H, 8.700%                                                             2,136,441

      220,400   BRE Properties, Series B, 8.080%                                                                          5,779,990

    1,166,500   CarrAmerica Realty Corporation, Series E, 7.500%                                                         29,885,730

    1,279,845   Developers Diversified Realty Corporation, Series H, 7.375%                                              31,586,575

      104,100   Developers Diversified Realty Corporation, Series G, 8.000%                                               2,711,805

       21,100   Duke Realty Corporation, Series K, 6.500%                                                                   508,510

       98,000   Duke-Weeks Reality Corporation, 6.625%                                                                    2,364,250

       25,000   Duke-Weeks Realty Corporation, Series B, 7.990%                                                           1,363,283


                                       32

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE (continued)

        5,400   Duke-Weeks Realty Corporation, Series I, 8.450%                                                         $   142,992

      137,400   Equity Office Properties Trust, Series G, 7.750%                                                          3,577,896

        3,200   Equity Residential Properties Trust, Series C, 9.125%                                                        87,520

       15,400   Equity Residential Properties Trust, Series D, 8.600%                                                       425,040

      467,489   Equity Residential Properties Trust, Series N, 6.480%                                                    11,126,238

       11,600   First Industrial Realty Trust, Inc., Series C, 8.625%                                                       310,880

      115,300   Gables Residential Trust, Series D, 7.500%                                                                3,032,390

      423,729   HRPT Properties Trust, Series A, 9.875%                                                                  11,279,666

      458,600   HRPT Properties Trust, Series B, 8.750%                                                                  12,185,002

       96,400   New Plan Excel Realty Trust, Series E, 7.625%                                                             2,486,156

        3,997   Prologis Trust, Series C, 8.540%                                                                            237,447

       96,075   Prologis Trust, Series G, 6.750%                                                                          2,325,015

       92,000   PS Business Parks Inc., 7.000%                                                                            2,152,800

        6,000   Public Storage Inc., Series M, 8.750%                                                                       151,380

       31,000   Public Storage Inc., Series Q, 8.600%                                                                       820,570

      147,450   Public Storage Inc., Series R, 8.000%                                                                     3,864,665

       50,060   Public Storage Inc., Series S, 7.875%                                                                     1,311,071

       42,000   Public Storage Inc., Series T, 7.625%                                                                     1,085,280

      173,800   Public Storage Inc., Series U, 7.625%                                                                     4,515,324

       31,500   Public Storage Inc., Series V, 7.500%                                                                       825,300

      166,100   Regency Centers Corporation, 7.450%                                                                       4,277,075

       20,500   Simon Property Group, Inc., Series F, 8.750%                                                                553,500

       15,100   Simon Property Group, Inc., Series G, 7.890%                                                                799,092

        6,300   Vornado Realty Trust, Series C, 8.500%                                                                      161,910

    1,987,734   Wachovia Preferred Funding Corporation, 7.250%                                                           53,092,375

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.0%

       26,400   Sherwin Williams Company, Series III, 7.250% (CORTS)                                                        675,312

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.6%

       28,000   AT&T Wireless Services Equity, Series 2002-B, 9.250% (SATURNS)                                              786,240

      111,100   Telephone and Data Systems Inc., 7.600%                                                                   2,901,932

       48,900   United States Cellular Corporation, 8.750%                                                                1,352,085

      240,000   United States Cellular Corporation, 7.500%                                                                6,129,600

       47,300   Verizon Communications, 7.375% (CORTS)                                                                    1,222,232
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $945,830,658)                                               930,161,606
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 20.2% (13.8% OF TOTAL INVESTMENT)

                AEROSPACE & DEFENSE - 0.4%

       77,800   Northrop Grumman Corporation, 7.250%                                                                      8,175,224

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 2.2%

      278,685   Ford Motor Company Capital Trust II, 6.500%                                                              14,895,713

    1,046,200   General Motors Corporation, 6.250%                                                                       29,419,144

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.3%

       60,000   IMC Global Inc., 7.500%                                                                                   5,715,900


                                       33

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 1.9%

      162,000   Affiliated Managers Group Inc., 6.000%                                                                  $ 3,751,920

      273,600   National Australia Bank Limited, 7.875%                                                                   9,004,176

       45,600   Provident Financial Group Incorporated, 9.000%                                                            1,661,208

      217,375   Sovereign Capital Trust IV, Convertible Security, 4.375%                                                 10,434,000

       29,725   State Street Corporation, 6.750%                                                                          6,013,962

      157,500   Washington Mutual Inc. Unit 1 Trust, 5.375%                                                               8,444,835

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.2%

      100,500   Cendant Corporation, 7.750%                                                                               4,959,675

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 1.3%

        9,200   Lucent Technologies Capital Trust I, 7.750%                                                              10,090,652

      200,100   Motorola Inc., 7.000%                                                                                     9,190,593

          105   Nortel Networks Corp, 7.000%                                                                              6,908,596

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.5%

      216,700   TXI Capital Trust I, 6.500%                                                                              10,271,580

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.1%

       45,000   Capital One Financial Corporation, 6.250%                                                                 2,313,900

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.4%

      149,000   Temple Inland Inc., 7.500%                                                                                8,655,410

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.9%

      281,600   Citigroup Global Markets, 2.000%                                                                         10,801,050

      309,000   Gabelli Asset Management Inc., 6.950%                                                                     7,382,010

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

      245,300   Alltel Corporation, 7.750%                                                                               12,289,530

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 2.3%

      260,000   Centerpoint Energy Inc., 2.000%                                                                           8,373,820

      173,000   Cinergy Corporation, 9.500%                                                                              10,392,110

      197,500   Dominion Resources Inc., 8.750%                                                                          10,576,125

      154,500   FPL Group Inc., 8.000%                                                                                    8,659,725

      151,300   Public Service Enterprise Group, 10.250%                                                                  8,412,280

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%

       60,775   General Cable Corporation, 144A, 5.750%                                                                   3,790,841

      182,200   Pioneer-Standard Financial Trust, 6.750%                                                                  9,542,725

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.2%

      137,025   Albertsons Inc., 7.250%                                                                                   3,542,096

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.5%

      320,750   Sempra Energy, 8.500%                                                                                     9,782,875

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.6%

      244,000   Baxter International Inc., 7.000%                                                                        12,553,800

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.4%

       86,500   Anthem Inc., 6.000%                                                                                       8,274,590


                                       34

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 0.4%

      157,000   Host Marriott Financial Trust, 6.750%                                                                   $ 8,046,250

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.4%

      187,325   Newell Financial Trust I, 5.250%                                                                          8,312,547

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.6%

      147,000   Chubb Corporation, 7.000%                                                                                 4,041,030

      100,000   Genworth Financial Inc., 0.000%                                                                           2,824,000

      150,000   PartnerRe Limited, 8.000%                                                                                 7,605,000

      140,000   PMI Group Inc., 5.875%                                                                                    3,689,000

      194,100   Prudential Financial Capital Trust I, 6.750%                                                             13,614,174

      167,000   Reinsurance Group of America Inc., 5.750%                                                                 9,519,000

      100,000   UnumProvident Corporation, 8.250%                                                                         3,355,000

      340,650   XL Capital Limited, 6.500%                                                                                8,148,348

------------------------------------------------------------------------------------------------------------------------------------
                MARINE - 0.5%

      222,100   Teekay Shipping Corporation, 7.250%                                                                      10,376,512

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 1.0%

      374,000   Cablevision Systems Corporation, Trust I, 6.500%                                                          6,735,740

      137,000   Emmis Communications Corporation, Series A, 6.250%                                                        5,971,145

       70,350   Interpublic Group, Series A, 5.375%                                                                       3,404,237

       97,500   Sinclair Broadcast Group Inc., Series D, 6.000%                                                           4,060,875

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.2%

       24,300   Phelps Dodge Corporation, 0.000%                                                                          3,541,847

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 1.0%

       50,000   Amerada Hess Corporation, 7.000%                                                                          3,775,000

        8,955   Chesapeake Energy Corporation, 144A, 4.125%                                                               9,940,050

      125,000   Kerr-McGee Corporation, 5.500%                                                                            7,366,250

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.6%

      225,250   Equity Office Properties Trust, Series B, 5.250%                                                         11,273,763
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $385,847,815)                                              409,879,833
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED - HYBRID SECURITIES - 1.5% (1.0% OF TOTAL INVESTMENTS)

                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%

       24,080   Centaur Funding Corporation, 144A, Series B, 9.080%, 4/21/20                                             30,401,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred - Hybrid Securities (cost $28,808,130)                                           30,401,000
                --------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 26.4% (18.0% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 0.6%

$       4,550   AAR Corporation, 144A, 2.875%, 2/01/24                                                                    3,947,125

        4,900   EDO Corporation, Convertible Subordinate Note, 5.250%, 4/15/07                                            5,114,375

        3,250   Mercury Computer Systems Inc., 144A, 2.000%, 5/01/24                                                      3,400,313


                                       35

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                AIRLINES - 0.8%

$       8,450   American Airlines Corporation, 144A, 4.250%, 9/23/23                                                    $ 6,295,250

        8,050   Continental Airlines Inc., 4.500%, 2/01/07                                                                5,645,063

        2,250   Northwest Airlines Corporation, Convertible Notes, 144A, 6.625%, 5/15/23                                  1,788,750

        3,200   Northwest Airlines Corporation, 6.625%, 5/15/23                                                           2,544,000

------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 0.2%

        6,440   Lear Corporation, 0.000%, 2/20/22                                                                         3,228,050

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 0.7%

        3,595   Fleetwood Enterprises Inc., 144A, 5.000%, 12/15/23                                                        5,100,406

        8,700   Sonic Automotive Inc, Convertible Senior Subordinated Notes, 5.250%, 5/07/09                              8,602,125

------------------------------------------------------------------------------------------------------------------------------------
                BIOTECHNOLOGY - 1.3%

        6,775   Chiron Corporation, 2.750%, 6/30/34                                                                       7,113,750

        3,790   Imclone Systems Inc., 144A, 1.375%, 5/15/24                                                               3,761,575

        5,975   Ivax Corporation, Convertible Note, 144A, 1.500%, 3/01/24                                                 6,199,063

        8,500   Ivax Corporation, Convertible Senior Subordinated Notes, 4.500%, 5/15/08                                  8,446,875

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.5%

        8,900   Bowne and Company Incorporated, 144A, 5.000%, 10/01/33                                                    9,778,875

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 1.6%

        3,700   Agere Systems Inc., 6.500%, 12/15/09                                                                      3,732,375

        9,200   Ciena Corporation, 3.750%, 2/01/08                                                                        8,073,000

       11,500   Liberty Media Corporation, Senior Debentures Exchangeable for Motorola, 3.500%, 1/15/31                   9,990,625

        3,775   Lucent Technologies Inc., 2.750%, 6/15/23                                                                 4,596,063

        4,295   Skyworks Solutions Inc., 4.750%, 11/15/07                                                                 5,046,625

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.4%

       15,565   Hewlett-Packard Company, 0.000%, 10/14/17                                                                 9,047,156

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION & ENGINEERING - 0.4%

        8,500   Quanta Services Incorporated, 4.000%, 7/01/07                                                             7,841,250

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.4%

        8,000   Providian Financial Corporation, Convertible Senior Notes, 3.250%, 8/15/05                                7,880,000

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.7%

        2,650   JMH Finance Limited, 4.750%, 9/06/07                                                                      2,798,726

        6,550   Capitalsource Inc., 144A, 3.500%, 7/15/34                                                                 6,353,500

        4,075   Leucadia National Corporation, 144A, 3.750%, 4/15/14                                                      4,217,625

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%

       21,000   Anixter International Inc., 0.000%, 6/28/20                                                               7,428,750

       12,750   Arrow Electronics Inc., 0.000%, 2/21/21                                                                   6,805,313

        8,195   Fisher Scientific International Inc., 3.250%, 3/01/24                                                     8,778,894

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 1.1%

        4,500   Maverick Tube Corporation, Convertible Notes, 144A, 4.000%, 6/15/33                                       5,934,375

        4,000   Maverick Tube Corporation, 4.000%, 6/15/33                                                                5,275,000

        9,250   Schlumberger Limited, 2.125%, 6/01/23                                                                     9,839,688

        1,210   Willbros Group Inc., 144A, 2.750%, 3/15/24                                                                1,178,238


                                       36

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.7%

$       8,700   Lifepoint Hospitals Inc, Convertible Subordinate Notes, 4.500%, 6/01/09                                 $ 8,776,125

        5,400   Province Healthcare Inc, Convertible Subordinated Notes, 4.250%, 10/10/08                                 5,265,000

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.1%

       10,775   Carnival Corporation. 2.000%, 4/15/21                                                                    14,007,500

        8,025   Fairmont Hotels and Resorts Inc., Convertible Note, 144A, 3.750%, 12/01/23                                8,205,563

        3,425   Hilton Hotels Corporation, 3.375%, 4/15/23                                                                3,686,156

        7,125   Kerzner International Limited, 144A, 2.375%, 4/15/24                                                      7,205,156

       16,000   Royal Caribbean Cruises Limited, Senior Convertible Liquid Yield, 0.000%, 2/02/21                         8,560,000

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 1.1%

        7,000   Tyco International Group Limited, Convertible Notes, 144A, 3.125%, 1/15/23                               10,745,000

        7,200   Tyco International Group SA, 3.125%, 1/15/23                                                             11,052,000

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.7%

        7,100   Digital River Inc., 144A, 1.250%, 1/01/24                                                                 6,931,375

        7,000   Electronic Data Systems, Convertible Senior Notes, 144A, 3.875%, 7/15/23                                  6,702,500

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - 0.5%

        7,000   Hasbro Inc., 2.750%, 12/01/21                                                                             7,525,000

        1,165   K2 Corporation, Convertible Notes, 144A, 5.000%, 6/15/10                                                  1,580,031

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 5.2%

        6,250   Citadel Broadcasting Corporation, Convertible Subordinate Note, 144A, 1.875%, 2/15/11                     5,382,813

          760   Comcast Corporation, 2.000%, 10/15/29                                                                    30,213,800

        9,100   Interpublic Group Companies, Convertible Subordinated Notes, 1.870%, 6/01/06                              8,565,375

        6,340   Lamar Advertising Company, Convertible Notes, 2.875%, 12/31/10                                            6,680,775

       26,800   Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common, 4.000%, 11/15/29              18,994,500

       15,750   Liberty Media Corporation, Senior Debentures, Exchangeable for Class B, 3.250%, 3/15/31                  13,997,813

        6,990   Liberty Media Corporation, 0.750%, 3/30/23                                                                7,697,738

        4,200   Lions Gate Entertainment Corporation 144A, Convertible Bond, 4.875%, 12/15/10                             6,651,750

        8,050   Walt Disney Company, Convertible Senior Notes, 2.125%, 4/15/23                                            8,351,875

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE ELECTRONICS - 0.4%

        8,200   IOS Capital LLC, Convertible Subordinate Debentures, 144A, 5.000%, 5/01/07                                8,538,250

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.7%

        8,600   Kerr-McGee Corporation, 5.250%, 2/15/10                                                                   9,040,750

        4,170   McMoran Exploration Corporation, 144A, Notes, 6.000%, 7/02/08                                             5,561,738

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 1.4%

        2,400   Alexion Pharmaceuticals Inc., 5.750%, 3/15/07                                                             2,388,000

        1,755   Atherogenics Inc, 144A, 4.500%, 9/01/08                                                                   2,156,456

        3,075   CV Therapeutics Inc, 144A, 2.750%, 5/16/12                                                                3,071,156

        8,000   Teca Pharmaceutical Finance, Series B, 0.250%, 2/01/24                                                    7,980,000

        4,350   Valeant Pharmaceuticals International, 144A, 3.000%, 8/16/10                                              3,974,813

        2,545   Valeant Pharmaceuticals International, 144A, 4.000%, 11/15/13                                             2,319,131

        8,500   Wyeth, 144A, 1.360%, 1/15/24                                                                              8,351,250


                                       37

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.9%

$       3,625   Avatar Holdings Inc., 144A, 4.500%, 4/01/24                                                             $ 3,783,594

       10,800   EOP Operating LP, Convertible Notes, 7.250%, 11/15/08                                                    11,016,000

        4,510   Trizec Hahn Corporation, 3.000%, 1/29/21                                                                  3,207,738

------------------------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 0.3%

        5,500   ASM Lithography Holding NV, 5.750%, 10/15/06                                                              6,173,750

------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.7%

        4,200   Computer Associates International Inc., 5.000%, 3/15/07                                                   4,914,000

        7,100   Mentor Graphics Corporation, Convertible Subordinate Notes, 6.875%, 6/15/07                               7,277,500

        3,025   Novell Inc., 144A, 0.500%, 7/15/24                                                                        2,835,938

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 1.1%

        7,820   Charming Shoppes Inc., 4.750%, 6/01/12                                                                    8,386,950

       11,450   Lowes Companies Inc., 0.000%, 2/16/21                                                                     9,317,438

        5,900   TJX Companies Inc., 0.000%, 2/13/21                                                                       5,044,500

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.3%

        6,025   Reebok International Ltd, 144A, 2.000%, 5/01/24                                                           5,904,500

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.5%

        2,975   NII Holdings Inc., 144A, 3.500%, 9/15/33                                                                  4,823,219

        4,100   NII Holdings Inc., 144A, 2.875%, 2/01/34                                                                  4,310,125
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Bonds (cost $509,842,284)                                                             532,937,439
                --------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 16.7% (11.4% OF TOTAL INVESTMENTS)

                AUTO COMPONENTS - 0.6%

        6,000   Asbury Automotive Group Inc., 9.000%, 6/15/12                                                             6,135,000

        2,000   Keystone Automotive Operations Inc., 9.750%, 11/01/13                                                     2,150,000

        4,000   Tenneco Auto, Inc., 10.250%, 7/15/13                                                                      4,580,000

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 2.3%

        7,570   Ford Motor Company, Debentures, 7.700%, 5/15/97                                                           6,933,870

       17,095   Ford Motor Company, Debentures, 9.980%, 2/15/47                                                          20,270,123

        2,000   Ford Motor Company, 8.900%, 1/15/32                                                                       2,171,506

       15,630   General Motors Corporation, Senior Debentures, 8.375%, 7/15/33                                           16,386,039

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.3%

        6,500   OM Group Inc., 9.250%, 12/15/11                                                                           6,678,750

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.4%

        4,880   Allied Waste North America, Series B, 10.000%, 8/01/09                                                    5,172,800

        2,000   Williams Scotsman Inc., 10.000%, 8/15/08                                                                  2,180,000

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.2%

        3,250   Avaya Inc., 11.125%, 4/01/09                                                                              3,810,625

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.4%

        4,500   K. Hovnanian Enterprises Inc, Senior Subordinate Notes, 8.875%, 4/01/12                                   4,938,750

        2,000   Texas Industries Inc., 10.250%, 6/15/11                                                                   2,290,000


                                       38

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.1%

$       1,500   Northern Rock plc, Tranche SR 21, 144A, 5.600%, 4/30/49                                                 $ 1,475,601

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.5%

        2,000   Berry Plastics Corporation, 10.750%, 7/15/12                                                              2,240,000

        3,000   Owens-Brockway Glass Containers, Guaranteed Senior Note, 8.250%, 5/15/13                                  3,157,500

        3,000   Owens-Illinois Inc., 7.500%, 5/15/10                                                                      3,060,000

        2,210   United States Can Corporation, Series B, 10.875%, 7/15/10                                                 2,276,300

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.2%

        3,450   MDP Acquisitions plc, Senior Notes, 9.625%, 10/01/12                                                      3,881,250

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%

        1,500   Fisher Scientific International Inc., 8.000%, 9/01/13                                                     1,648,125

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.2%

        3,000   Stater Brothers Holdings Inc., 144A, 8.125%, 6/15/12                                                      3,082,500

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 1.0%

        7,610   Del Monte Corporation, 8.625%, 12/15/12                                                                   8,332,950

        7,000   Dole Foods Company, 7.875%, 7/15/13                                                                       7,385,000

        1,435   Dole Foods Company, 8.625%, 5/01/09                                                                       1,513,925

        3,250   Seminis Vegetable Seeds Inc., 10.250%, 10/01/13                                                           3,575,000

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.0%

        1,000   Suburban Propane Partners LP, 6.875%, 12/15/13                                                              995,000

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.2%

        2,000   Service Corporation International, 7.700%, 4/15/09                                                        2,115,000

        1,000   Service Corporation International, 8.375%, 12/15/04                                                       1,020,000

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.3%

        5,190   Aztar Corporation, 9.000%, 8/15/11                                                                        5,702,513

        2,345   Boyd Gaming Corporation, 8.750%, 4/15/12                                                                  2,544,325

        4,075   Boyd Gaming Corporation, 7.750%, 12/15/12                                                                 4,217,625

        3,172   Dominos Inc., 8.250%, 7/01/11                                                                             3,409,900

        3,500   Intrawest Corporation, Senior Notes, 10.500%, 2/01/10                                                     3,797,500

        4,100   Intrawest Corporation, 7.500%, 10/15/13                                                                   4,100,000

        3,000   Las Vegas Sands Inc, Venetian Casino Resorts, LLC Mortgage Notes, 11.000%, 6/15/10                        3,435,000

        2,000   MGM Mirage, Inc., 6.750%, 8/01/07                                                                         2,080,000

        3,500   Park Place Entertainment, 7.875%, 12/15/05                                                                3,701,250

        1,000   Park Place Entertainment, 9.375%, 2/15/07                                                                 1,098,750

        1,000   Park Place Entertainment, 7.875%, 3/15/10                                                                 1,088,750

          500   Penn National Gaming Inc., Series B, 11.125%, 3/01/08                                                       548,750

        4,000   PennNational Gaming Inc, Senior Subordinated Notes, 8.875%, 3/15/10                                       4,395,000

        3,000   Pinnacle Entertainment Inc., 8.750%, 10/01/13                                                             3,000,000

        2,000   Pinnacle Entertainment Inc., 8.250%, 3/15/12                                                              1,930,000

        2,000   Tricon Golbal Restaurants Incorporated, 8.875%, 4/15/11                                                   2,435,402


                                       39

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.5%

$       1,000   D.R. Horton, Inc., 10.500%, 4/01/05                                                                     $ 1,052,500

        5,000   KB Home, 8.625%, 12/15/08                                                                                 5,487,500

        3,000   William Lyon Homes Inc, Unsecured Senior Note, 10.750%, 4/01/13                                           3,375,000

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.2%

        4,000   Jacuzzi Brands Inc., 9.625%, 7/01/10                                                                      4,340,000

------------------------------------------------------------------------------------------------------------------------------------
                INTERNET & CATALOG RETAIL - 0.1%

        2,000   R H Donnelley Finance Corp 1, 10.875%, 12/15/12                                                           2,350,000

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.2%

        4,000   Global Cash Access LLC, Senior Subordinate Note, 144A, 8.750%, 3/15/12                                    4,210,000

------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.3%

        3,000   Terex Corporation, Senior Subordinated Notes, 10.375%, 4/01/11                                            3,367,500

        3,000   Terex Corporation, Senior Subordinated Notes, 9.250%, 7/15/11                                             3,352,500

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 3.9%

        6,900   Allbritton Communications Company, Series B, 7.750%, 12/15/12                                             6,848,250

        2,000   AMC Entertainment Inc., 144A, 8.000%, 3/01/14                                                             1,855,000

        2,345   American Media Operations Inc., 8.875%, 1/15/11                                                           2,339,138

        6,000   American Media Operations Inc., Series B, 10.250%, 5/01/09                                                6,300,000

        5,000   Cablevision Systems Corporation, Series B, 8.125%, 8/15/09                                                5,225,000

        3,000   Cablevision Systems Corporation, 7.250%, 7/15/08                                                          3,060,000

        2,000   Cablevision Systems Corporation, 8.125%, 7/15/09                                                          2,090,000

        1,000   Charter Communications Operating LLC., 144A, 8.000%, 4/30/12                                                970,000

        6,000   Cinemark USA Inc., 9.000%, 2/01/13                                                                        6,615,000

        1,000   Dex Media West LLC, 8.500%, 8/15/10                                                                       1,105,000

        2,250   Dex Media West LLC, 9.875%, 8/15/13                                                                       2,548,125

        3,000   Lowes Cineplex Entertainment Corporation, 144A, 9.000%, 8/01/14                                           2,970,000

        3,855   Mail-Well I Corporation, Senior Unsecured Note, 144A, 9.625%, 3/15/12                                     4,163,400

        4,000   Media News Group Inc., 6.375%, 4/01/14                                                                    3,740,000

        8,000   Primedia Inc, Senior Notes, 8.875%, 5/15/11                                                               7,900,000

        2,000   Sun Media Corporation, 7.625%, 2/15/13                                                                    2,080,000

       10,000   Vertis Inc., 9.750%, 4/01/09                                                                             10,975,000

        5,500   Young Broadcasting Inc., Senior Subordinate Notes, 10.000%, 3/01/11                                       5,582,500

        1,000   Young Broadcasting Inc., 8.500%, 12/15/08                                                                 1,052,500

        2,000   Young Broadcasting Inc., 8.750%, 1/15/14                                                                  1,910,000

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.1%

        1,682   United States Steel Corporation, 9.750%, 5/15/10                                                          1,879,635

------------------------------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL - 0.2%

        1,000   Saks Inc., Note, 9.875%, 10/01/11                                                                         1,160,000

        2,000   Saks Inc., Notes, 7.500%, 12/01/10                                                                        2,085,000

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 0.4%

        2,563   Chesapeake Energy Corporation, 9.000%, 8/15/12                                                            2,925,024

        2,000   Premcor Refining Group Inc., 7.500%, 6/15/15                                                              2,120,000


                                       40

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS (continued)

$       1,000   Tesoro Petroleum Corporation, Senior Subordinate Notes, Series B, 9.625%, 11/01/08                      $ 1,105,000

        1,000   Tesoro Petroleum Corporation, 8.000%, 4/15/08                                                             1,085,000

------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.4%

        2,000   Georgia Pacific Corporation, Debentures, 7.700%, 6/15/15                                                  2,170,000

        5,000   Georgia Pacific Corporation, Notes, 8.125%, 5/15/11                                                       5,637,500

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.2%

        3,000   Quintiles Transitional Corporation, 10.000%, 10/01/13                                                     3,097,500

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.2%

        4,000   Universal City Development Partners, 11.750%, 4/01/10                                                     4,660,000

------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.2%

        3,000   Laidlaw International Inc., 10.750%, 6/15/11                                                              3,337,500

------------------------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 0.1%

        3,500   Amkor Technology Inc., 7.750%, 5/15/13                                                                    3,010,000

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.7%

        4,000   Saks Inc., 7.375%, 2/15/19                                                                                3,860,000

        2,000   United Rentals of North America Inc., 7.750%, 11/15/13                                                    1,945,000

        8,000   Warnaco Inc., Senior Notes, 8.875%, 6/15/13                                                               8,740,000

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.2%

        4,000   Nextel Communications Inc., 7.375%, 8/01/15                                                               4,220,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $328,927,475)                                                               336,841,451
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED SECURITIES - 27.0% (18.4% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 20.3%

        2,000   AB Svensk Exportkredit, 6.375%, 10/27/49                                                                  1,958,174

       20,000   Abbey National Capital Trust I, 8.963%, 12/30/49                                                         25,646,680

       45,300   AgFirst Farm Credit Bank, 7.300%, 12/15/53                                                               45,575,741

       12,840   Bank One Capital III, 8.750%, 9/01/30                                                                    16,681,137

        1,974   BankAmerica Capital II, Series 2, 8.000%, 12/15/26                                                        2,192,798

        2,600   BankAmerica Institutional Capital Trust, 7.700%, 12/31/26                                                 2,819,604

        5,000   BankAmerica Institutional Trust, Series B, 8.070%, 12/31/26                                               5,581,855

        2,000   BankBoston Capital Trust I, Series B, 8.250%, 12/15/26                                                    2,255,608

          500   Barnett Capital I, 8.060%, 12/01/26                                                                         554,488

        6,273   BT Capital Trust, Series B1, 7.900%, 1/15/27                                                              6,846,729

        2,000   BT Institutional Capital Trust B, 144A, 7.750%, 12/01/26                                                  2,144,224

       15,000   BT Institutional Capital Trust A, 144A, 8.090%, 12/01/26                                                 16,434,030

       21,000   CBA Capital Trust I, 144A, 5.805%, 12/30/49                                                              20,881,413

          900   Chase Capital Trust I, Series A, 7.670%, 12/01/26                                                           966,402

        1,000   Citigroup Capital III, 7.625%, 12/01/36                                                                   1,154,071

        3,000   Compass Trust I, Series A, 8.230%, 1/15/27                                                                3,270,420

        5,000   Farm Credit Bank of Texas, 7.561%, 11/05/49                                                               5,068,170

        2,350   FBS Capital Trust I, 8.090%, 11/15/26                                                                     2,627,927

        4,315   First Chicago NBD Institutional Capital Trust, Series B, 7.750%, 12/01/26                                 4,631,225


                                       41

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

$       6,000   First Chicago NBD Institutional Capital, 7.950%, 12/01/26                                               $ 6,544,680

        5,750   First Empire Capital Trust I, 8.234%, 2/01/27                                                             6,338,950

       11,550   First Empire Capital Trust II, 8.277%, 6/01/27                                                           12,890,031

        4,250   First Midwest Bancorp Inc., 6.950%, 12/01/33                                                              4,313,691

        3,500   First Union Capital Trust II, Series A, 7.950%, 11/15/29                                                  4,214,921

        2,000   First Union Institutional Capital Securities I, 8.040%, 12/01/26                                          2,223,154

          500   First Union Institutional Capital II, 7.850%, 1/01/27                                                       544,080

        8,300   Goldman Sachs Group Inc., 6.345%, 2/15/34                                                                 7,978,118

        3,365   Great Western Financial Trust II, Series A, 8.206%, 2/01/27                                               3,687,454

       16,000   HSBC Capital Funding LP, Debt, 10.176%, 6/30/50                                                          22,715,744

       12,838   HSBC Capital Funding LP, 144A, 9.547%, 12/31/49                                                          15,807,930

        2,150   JPM Capital Trust I, 7.540%, 1/15/27                                                                      2,298,109

        3,000   JPM Capital Trust II, 7.950%, 2/01/27                                                                     3,309,573

       19,105   KBC Bank Fund Trust III, 144A, 9.860%, 11/02/49                                                          23,453,470

       15,000   KeyCorp Institutional Capital Trust A, 7.826%, 12/01/26                                                  16,155,450

       19,335   Mellon Capital Trust I, Series A, 7.720%, 12/01/26                                                       20,985,030

        1,000   Nordbanken AB, 144A, 8.950%, 11/29/49                                                                     1,190,390

       18,500   North Fork Capital Trust II, 8.000%, 12/15/27                                                            20,772,429

          500   PNC Institutional Capital Securities, 7.950%, 12/15/26                                                      536,648

        2,000   Reliance Capital Trust I, Series B, 8.170%, 5/01/28                                                       2,211,504

        1,202   Republic New York Capital II, Capital Securities, 7.530%, 12/04/26                                        1,280,327

        6,200   Royal Bank of Scotland Group plc, 9.118%, 3/31/49                                                         7,506,129

        2,250   Royal Bank of Scotland Group plc, 7.648%, 8/31/49                                                         2,567,745

        2,000   SocGen Real Estate Company LLC, 144A, 7.640%, 12/29/49                                                    2,216,932

        4,472   St. George Funding Company LLC, 8.485%, 6/30/47                                                           5,132,573

        9,000   State Street Institutional Capital Trust, 144A, 8.035%, 3/15/27                                          10,015,821

       23,490   Unicredito Italiano Capital Trust, 144A, 9.200%, 10/05/49                                                28,647,018

        3,800   Union Planters Capital Trust A, 8.200%, 12/15/26                                                          4,227,827

        2,000   Zions Institutional Capital Trust, Series A, 8.536%, 12/15/26                                             2,248,642

          500   Countrywide Capital Trust I, 8.000%, 12/15/26                                                               532,486

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.2%

        4,000   Keycorp Capital III, 7.750%, 7/15/29                                                                      4,542,712

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 1.0%

       18,855   KN Capital Trust III, 7.630%, 4/15/28                                                                    20,035,078

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 5.5%

       10,000   American General Capital II, 8.500%, 7/01/30                                                             12,993,160

        4,980   American General Institutional Capital, 8.125%, 3/15/46                                                   6,189,234

          612   Berkeley Capital Trust, 8.197%, 12/15/45                                                                    659,428

       10,000   ING Capital Funding Trust III, 8.439%, 12/30/49                                                          11,681,870

       16,260   Safeco Capital Trust I, Capital Securities, 8.072%, 7/15/37                                              18,014,438

       13,390   Sun Life Canada Capital Trust, Capital Securities, 8.526%, 5/06/47                                       14,955,653


                                       42

    PRINCIPAL
AMOUNT (000)/                                                                                                                 MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)

$      23,513   Zurich Capital Trust I, 8.376%, 6/01/37                                                                 $26,229,596

       20,000   Mangrove Bay, 144A, Class 3, 6.102%, 7/15/33                                                             19,946,720
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $558,262,955)                                                  545,085,441
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED EURO-MARKET LISTED SECURITIES - 7.8% (5.3% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 6.6%

       15,000   BNP Paribas Capital Trust, 7.200%, 12/31/49                                                              15,514,349

       27,500   CA Preferred Funding Trust, 7.000%, 1/30/49                                                              27,741,230

        1,500   CA Preferred Fund Trust II, 7.000%, 10/30/49                                                              1,517,373

       53,400   HBOS Capital Funding LP, Notes, 6.850%, 3/01/49                                                          53,624,387

       17,000   Lloyds TSB Bank plc, Subordinate Note, 6.900%, 11/22/49                                                  17,335,393

       18,000   RBS Capital Trust B, 6.800%, 12/31/49                                                                    18,112,446

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.2%

       23,600   Old Mutual Capital Funding, Notes, 8.000%, 6/22/53                                                       23,539,490
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Euro-Market Listed Securities (cost $159,640,244)                               157,384,668
                --------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS - 1.2% (0.8% OF TOTAL INVESTMENTS)

       23,463   State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $23,465,022,                     23,462,578
                 collateralized by $20,880,000 U.S. Treasury Bonds, 9.375%, due 2/15/06, value $23,933,700
------------------------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $23,462,578)                                                           23,462,578
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS (COST $2,940,622,139) - 146.7%                                                      2,966,154,016
                ====================================================================================================================
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS SOLD SHORT - (3.1)%

                AEROSPACE & DEFENSE - (0.2)%

     (72,500)   Northrop Gruman Corporation                                                                              (3,813,500)

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - (0.3)%

    (360,000)   Ford Motor Company                                                                                       (5,299,200)

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - (0.3)%

    (372,632)   IMC Global Inc.                                                                                          (5,086,427)

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - (0.2)%

     (52,500)   Affiliated Managers Group Inc.                                                                           (2,410,275)

     (40,617)   National City Corporation                                                                                (1,482,521)

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - (0.0)%

     (33,000)   Cendant Corporation                                                                                       (755,040)

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - (0.2%)

  (1,375,000)   Lucent Technologies Inc.                                                                                 (4,193,750)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - (0.1)%

     (16,152)   Capital One Financial Corporation                                                                        (1,119,657)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - (0.3)%

    (267,000)   Baxter International Inc.                                                                                (8,028,690)


                                       43

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                               Portfolio of INVESTMENTS July 31, 2004
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - (0.4)%

     (37,650)   Chubb Corporation                                                                                       $(2,589,567)

     (90,200)   Genworth Financial Inc.                                                                                  (2,051,148)

     (63,300)   PMI Group Inc.                                                                                           (2,609,859)

    (170,168)   UnumProvident Corporation                                                                                (2,714,180)

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - (0.1)%

     (71,827)   K2 Inc.                                                                                                  (1,023,535)

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - (0.3)%

    (349,750)   Cablevision Systems Corporation                                                                          (6,110,133)

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - (0.2)%

     (48,012)   Phelps Dodge Corporation                                                                                 (3,742,055)

------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - (0.5)%

     (38,445)   Amerada Hess Corporation                                                                                 (3,204,391)

    (105,581)   Devon Energy Corporation                                                                                 (7,336,822)
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS $58,176,379)                                                   (63,570,750)
                ====================================================================================================================
                OTHER ASSETS LESS OTHER LIABILITIES - 4.1%                                                               83,674,591
                ====================================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (47.7%)                                                   (965,000,000)
                ====================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                        $2,021,257,857
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                     (a) Security is eligible for the Dividends Received Deduction.

                    144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                 (CBTCS)    Corporate Backed Trust Certificates.

                 (CORTS)    Corporate Backed Trust Securities.

                 (LYONS)    Liquid Yield Option Notes.

                 (PCARS)    Public Credit and Repackaged Securities.

                 (PPLUS)    PreferredPlus Trust.

               (SATURNS)    Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2004
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $2,128,314,221 and $2,940,622,139, respectively)                 $2,169,694,137   $2,966,154,016
Cash                                                                                                       224,451               --
Deposits with brokers for securities sold short                                                         40,354,164       55,628,113
Interest rate swaps, at value                                                                            5,573,214        7,377,706
Receivables:
   Dividends                                                                                             3,604,090        4,700,802
   Interest                                                                                             12,077,263       19,038,901
   Investments sold                                                                                      9,697,471        4,337,297
   Reclaims                                                                                                     --           69,108
Other assets                                                                                                90,745           69,751
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   2,241,315,535    3,057,375,694
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $42,106,133 and $58,176,379, respectively)                    52,605,422       63,570,750
Cash overdraft                                                                                                  --        1,122,967
Payable for investments purchased                                                                        4,133,837        4,333,144
Accrued expenses:
   Management fees                                                                                         992,067        1,319,549
   Other                                                                                                   447,650          543,757
Dividends payable:
   FundPreferred shares                                                                                    134,344          166,791
   Securities sold short                                                                                    19,221           60,879
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                 58,332,541       71,117,837
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                             708,000,000      965,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,474,982,994   $2,021,257,857
====================================================================================================================================
Common shares outstanding                                                                              100,123,177      141,007,000
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                             $        14.73   $        14.33
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $.01 par value per share                                                             $    1,001,232      $ 1,410,070
Paid-in surplus                                                                                      1,416,735,377    1,996,742,989
Undistributed (Over-distribution of) net investment income                                              (5,581,774)      (6,443,674)
Accumulated net realized gain from investments                                                          26,374,318        2,033,260
Net unrealized appreciation (depreciation) of investments and interest rate swaps transactions          36,453,841       27,515,212
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,474,982,994   $2,021,257,857
====================================================================================================================================
Authorized shares:
   Common                                                                                                Unlimited        Unlimited
   FundPreferred shares                                                                                  Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended July 31, 2004
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $15,423 and $27,621, respectively)                          $ 75,590,258     $ 86,980,897
Interest                                                                                                65,298,892       96,813,930
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                140,889,150      183,794,827
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                         18,870,178       25,051,089
Dividend expense on securities sold short                                                                  387,841          559,225
FundPreferred shares - auction fees                                                                      1,774,851        2,326,576
FundPreferred shares - dividend disbursing agent fees                                                       33,428           54,454
Shareholders' servicing agent fees and expenses                                                             10,238           14,762
Custodian's fees and expenses                                                                              477,127          653,706
Trustees' fees and expenses                                                                                 59,851           76,923
Professional fees                                                                                          121,316          116,396
Shareholders' reports - printing and mailing expenses                                                      338,208          398,044
Stock exchange listing fees                                                                                 48,302           45,597
Investor relations expense                                                                                 300,311          369,831
Other expenses                                                                                             397,116          353,479
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                    22,818,767       30,020,082
   Custodian fee credit                                                                                    (14,475)         (41,717)
   Expense reimbursement                                                                                (7,048,071)      (9,520,638)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            15,756,221       20,457,727
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  125,132,929      163,337,100
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                                      27,972,286        8,739,463
Net realized gain (loss) from interest rate swap transactions                                           (2,330,892)      (3,205,449)
Change in net unrealized appreciation (depreciation) of investments                                     39,651,341       90,207,632
Change in net unrealized appreciation (depreciation) of interest rate swap transactions                  5,573,214        7,377,706
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                               70,865,949      103,119,352
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                              (8,171,424)     (11,296,561)
From accumulated net realized gains from investments                                                      (384,871)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders     (8,556,295)     (11,296,561)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                $187,442,583     $255,159,891
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                           PREFERRED AND                     PREFERRED AND
                                                                      CONVERTIBLE INCOME (JPC)         CONVERTIBLE INCOME 2 (JQC)
                                                                 ---------------------------------  --------------------------------
                                                                                          FOR THE                           FOR THE
                                                                                   PERIOD 3/26/03                    PERIOD 6/25/03
                                                                                    (COMMENCEMENT                     (COMMENCEMENT
                                                                     YEAR ENDED     OF OPERATIONS)      YEAR ENDED   OF OPERATIONS)
                                                                        7/31/04   THROUGH 7/31/03          7/31/04  THROUGH 7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  125,132,929    $   30,420,215   $  163,337,100    $   5,416,996
Net realized gain (loss) from investments                            27,972,286         6,249,317        8,739,463       (2,710,553)
Net realized gain (loss) from interest rate swap transactions        (2,330,892)               --       (3,205,449)              --
Change in net unrealized appreciation (depreciation)
   of investments                                                    39,651,341        (8,770,714)      90,207,632      (70,070,126)
Change in net unrealized appreciation (depreciation)
   of interest rate swap transactions                                 5,573,214                --        7,377,706               --
Distributions to FundPreferred shareholders:
   From net investment income                                        (8,171,424)       (1,781,038)     (11,296,561)              --
   From accumulated net realized gains from investments                (384,871)               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  187,442,583        26,117,780      255,159,891      (67,363,683)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                         (121,827,639)      (30,157,634)    (164,952,618)              --
From accumulated net realized gains from investments                 (4,581,333)               --          (25,575)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                       (126,408,972)      (30,157,634)    (164,978,193)              --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                    (188,221)    1,430,942,591          176,684    2,017,885,896
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                      1,175,103           549,331               --               --
FundPreferred shares offering costs                                     (20,355)      (14,569,487)     (19,723,013)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                        966,527     1,416,922,435      (19,546,329)   2,017,885,896
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares               62,000,138     1,412,882,581       70,635,369    1,950,522,213
Net assets applicable to Common shares at the beginning of year   1,412,982,856           100,275    1,950,622,488          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year        $1,474,982,994    $1,412,982,856   $2,021,257,857   $1,950,622,488
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                          $   (5,581,774)   $     (234,434)  $   (6,443,674)  $    5,445,706
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Prior to the commencement of operations of the Funds, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide high current income by investing primarily in a portfolio of preferred securities, convertible securities and, to a lesser degree, high yield securities. Each Fund may also invest in other debt instruments and common stocks acquired upon conversion of a convertible security.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities, the pricing service establishes fair market value using a wide range of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis (see Dividends and Distributions to Common Shareholders for REIT income recognition policy).

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. With respect to the REIT securities held in the Funds' Portfolio of Investments, each Fund passes through to its shareholders, each month, substantially all REIT distributions it receives, together with other operating income less operating expenses. REIT distributions received by the Funds are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2003, the character of distributions to the Funds from the REITs was as follows:

                                                         PREFERRED    PREFERRED
                                                               AND          AND
                                                       CONVERTIBLE  CONVERTIBLE
                                                            INCOME     INCOME 2
                                                             (JPC)        (JQC)
-------------------------------------------------------------------------------
Ordinary income                                             84.04%        77.85%
Long-term and short-term capital gains                        .20           .17
Return of REIT capital                                      15.76         21.98
===============================================================================

Each Fund applies a percentage estimate for the breakdown of income type, to its receipts from the REITs and treats as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

Each Fund treats each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Funds will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in each Fund's portfolio. Consequently, the financial statements may reflect an over-distribution of net investment income that is at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Fund to shareholders from the portfolio REITs were treated as something other than ordinary income.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

FundPreferred Shares

The Funds have issued and outstanding $25,000 stated value FundPreferred shares as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                                   4,720        3,860
   Series M2                                                     --        3,860
   Series T                                                   4,720        3,860
   Series T2                                                     --        3,860
   Series W                                                   4,720        3,860
   Series W2                                                     --        3,860
   Series TH                                                  4,720        3,860
   Series TH2                                                    --        3,860
   Series F                                                   4,720        3,860
   Series F2                                                  4,720        3,860
--------------------------------------------------------------------------------
Total                                                        28,320       38,600
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Interest Rate Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Due to recent clarification provided by the SEC to regulated investment companies, effective with the current reporting period, the Funds changed the way they present net interest expense on interest rate swap transactions in the financial statements. In the July 31, 2004, financial statements net interest expense amounts paid are included in "Net realized gain (loss) from interest rate swap transactions". Net interest expense amounts accrued, but not yet paid, at July 31, 2004, are included in "Change in net unrealized appreciation (depreciation) of interest rate swap transactions". Previously, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swap transactions". This reclassification does not alter the tax treatment of interest rate payments on swap transactions which is to include such payments as an operating expense for tax purposes.

At July 31, 2004, Preferred and Convertible Income (JPC) had open interest rate swap agreements as follows:

                                                                                               UNREALIZED
NOTIONAL                                                                      TERMINATION    APPRECIATION
AMOUNT                               FIXED RATE      FLOATING RATE*                  DATE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
$71,000,000                              1.4300%            1.4263%               1/22/05      $  176,192
 71,000,000                              1.9735             1.4263                1/22/06         782,800
 71,000,000                              2.5670             1.4263                1/22/07       1,247,372
 71,000,000                              2.9935             1.4263                1/22/08       1,624,617
 71,000,000                              3.4060             1.4263                1/22/09       1,742,233
---------------------------------------------------------------------------------------------------------
                                                                                               $5,573,214
=========================================================================================================

*Based on LIBOR (London Interbank Offered Rate)

At July 31, 2004, Preferred and Convertible Income 2 (JQC) had open interest rate swap agreements as follows:

                                                                                               UNREALIZED
NOTIONAL                                                                      TERMINATION    APPRECIATION
AMOUNT                               FIXED RATE       FLOATING RATE*                 DATE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
$97,000,000                              1.3605%             1.4331%              1/23/05      $  280,626
 97,000,000                              2.0250              1.4331               1/23/06       1,018,521
 97,000,000                              2.6790              1.4331               1/23/07       1,447,845
 97,000,000                              3.0480              1.4331               1/23/08       2,052,676
 97,000,000                              3.3595              1.4331               1/23/09       2,578,038
---------------------------------------------------------------------------------------------------------
                                                                                               $7,377,706
=========================================================================================================

*Based on LIBOR (London Interbank Offered Rate)

Short Sales

The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the statement of operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments."

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500 per Fund) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. Preferred and Convertible Income's (JPC) and Preferred and Convertible Income 2's (JQC) share of Common share offering costs ($1,745,630 and $1,762,420, respectively) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by Preferred and Convertible Income (JPC) and Preferred and Convertible Income 2 (JQC) in connection with their offering of FundPreferred shares ($14,589,842 and $19,723,013, respectively) were recorded as reductions to paid-in surplus.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common and FundPreferred shares were as follows:

                                                                 PREFERRED AND               PREFERRED AND
                                                          CONVERTIBLE INCOME (JPC)     CONVERTIBLE INCOME 2 (JQC)
                                                          ------------------------     ---------------------------
                                                                           FOR THE                         FOR THE
                                                                    PERIOD 3/26/03                  PERIOD 6/25/03
                                                             YEAR    (COMMENCEMENT        YEAR       (COMMENCEMENT
                                                            ENDED    OF OPERATIONS)      ENDED       OF OPERATIONS)
                                                          7/31/04  THROUGH 7/31/03     7/31/04     THROUGH 7/31/03
------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                --       100,000,000          --         141,000,000
   Shares issued to
     shareholders due to
     reinvestment of
     distributions                                        79,185            36,992          --                  --
------------------------------------------------------------------------------------------------------------------
                                                          79,185       100,036,992          --         141,000,000
==================================================================================================================
FundPreferred shares sold                                     --            28,320      38,600                  --
==================================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities and transactions in securities sold short but excluding short-term investments) of investment securities and U.S. Government and agency obligations during the fiscal year ended July 31, 2004, were as follows:

                                                                                   PREFERRED        PREFERRED
                                                                                         AND              AND
                                                                                 CONVERTIBLE      CONVERTIBLE
                                                                                      INCOME         INCOME 2
                                                                                       (JPC)             (JQC)
-------------------------------------------------------------------------------------------------------------
Purchases:
   Investment securities                                                        $594,408,592   $1,997,286,051
   U.S. Government and agency obligations                                          8,554,453      117,118,079
Sales and maturities:
   Investment securities                                                         630,779,939      824,377,651
   U.S. Government and agency obligations                                          8,682,109      269,123,165
=============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of income on certain securities, which are treated as debt securities for income tax purposes and equity securities for financial statement purposes, and timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2004, the cost of investments were as follows:

                                                                                   PREFERRED        PREFERRED
                                                                                         AND              AND
                                                                                 CONVERTIBLE      CONVERTIBLE
                                                                                      INCOME         INCOME 2
                                                                                       (JPC)             (JQC)
-------------------------------------------------------------------------------------------------------------
Cost of investments (net of proceeds received on securities sold short)      $2,088,456,348    $2,885,601,052
=============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2004, were as follows:

                                                                                   PREFERRED      PREFERRED
                                                                                         AND            AND
                                                                                 CONVERTIBLE    CONVERTIBLE
                                                                                      INCOME       INCOME 2
                                                                                       (JPC)           (JQC)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                 $ 85,171,412   $ 90,452,184
   Depreciation                                                                  (56,539,045)   (73,469,970)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      $ 28,632,367   $ 16,982,214
===========================================================================================================


The tax components of undistributed net ordinary income and net realized gains at July 31, 2004, were as follows:

                                                                                   PREFERRED    PREFERRED
                                                                                         AND          AND
                                                                                 CONVERTIBLE  CONVERTIBLE
                                                                                      INCOME     INCOME 2
                                                                                       (JPC)        (JQC)
---------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                              $37,328,510  $25,056,810
Undistributed net long-term capital gains                                          7,550,253    2,962,769
=========================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                                  PREFERRED     PREFERRED
                                                                                        AND           AND
                                                                                CONVERTIBLE   CONVERTIBLE
                                                                                     INCOME      INCOME 2
2004                                                                                  (JPC)         (JQC)
---------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                                       $134,895,598  $162,336,998
Distributions from net long-term capital gains                                           --        22,781
=========================================================================================================
                                                                                   PREFERRED    PREFERRED
                                                                                         AND          AND
                                                                                 CONVERTIBLE  CONVERTIBLE
                                                                                      INCOME     INCOME 2
2003                                                                                   (JPC)        (JQC)
---------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                                         $21,811,614      $    --
Distributions from net long-term capital gains                                            --           --
=========================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with the Adviser, each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon each Fund's average daily managed assets. "Managed Assets" means the average daily net assets of each Fund including assets attributable to leverage as follows:

AVERAGE DAILY MANAGED ASSETS                                 MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), and Froley, Revy Investment Co., Inc. (Froley, Revy). Spectrum manages the portion of the Fund's investment portfolio allocated to preferred securities while Froley, Revy manages the portion of the investment portfolio allocated to convertible securities. Spectrum and Froley, Revy are compensated for their services to the Funds from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. The Adviser is responsible for the overall strategy and asset allocation decisions as well as managing the portion of the investment portfolio allocated to other debt securities.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide management fee structure has been adopted by all funds sponsored by the Adviser and its affiliates effective August 1, 2004. This structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets managed within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.

The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                                  COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS (1)                                               FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to leverage used in the Nuveen fund complex) of all funds sponsored by the Adviser or by its affiliates.

(2) With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

For each of the Funds, the fund-level fee, which is additive to the complex-level fee, is based upon the average daily Managed Assets of each Fund as follows:
                                                                      FUND-LEVEL
AVERAGE DAILY MANAGED ASSETS                                           FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2003*                     .32%                      2008                    .32%
2004                      .32                       2009                    .24
2005                      .32                       2010                    .16
2006                      .32                       2011                    .08
2007                      .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JUNE 30,                                       JUNE 30,
--------------------------------------------------------------------------------
2003*                     .32%                      2008                    .32%
2004                      .32                       2009                    .24
2005                      .32                       2010                    .16
2006                      .32                       2011                    .08
2007                      .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

6. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their net investment income which were paid September 1, 2004, to shareholders of record on August 15, 2004, as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Dividend per share                                           $.1005       $.0975
================================================================================


Change in Fiscal Year End

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                              Less Distributions
                                   ----------------------------------------------------------------   ------------------------------
                                                             Distributions   Distributions
                                                                  from Net            from                   Net
                        Beginning                      Net      Investment         Capital            Investment   Capital
                           Common                Realized/       Income to        Gains to             Income to  Gains to
                            Share         Net   Unrealized   FundPreferred   FundPreferred                Common    Common
                        Net Asset  Investment   Investment          Share-          Share-                Share-    Share-
                            Value    Income(a)  Gain (Loss)        holders+        holders+   Total      holders   holders    Total
====================================================================================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                       $14.12       $1.25        $ .71           $(.08)           $ --    $1.88       $(1.22)    $(.05)  $(1.27)
2003(b)                     14.33         .30         (.02)           (.02)             --      .26         (.30)       --     (.30)

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        13.83        1.16          .73            (.08)             --     1.81        (1.17)       --    (1.17)
2003(c)                     14.33         .04         (.53)             --              --     (.49)          --        --       --
====================================================================================================================================
                                                                               Total Returns
                                                                          ---------------------
                                                                                        Based
                                  Offering                                                 on
                                 Costs and         Ending                              Common
                             FundPreferred         Common                   Based       Share
                                     Share          Share      Ending          on         Net
                              Underwriting      Net Asset      Market      Market       Asset
                                 Discounts          Value       Value       Value**     Value**
===============================================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
-----------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                  $ --         $14.73      $13.95        4.34%      13.44%
2003(b)                               (.17)         14.12       14.57        (.89)        .58

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
-----------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                  (.14)         14.33       13.54         .10       12.25
2003(c)                               (.01)         13.83       14.69       (2.07)      (3.49)
===============================================================================================
                                                                      Ratios/Supplemental Data
                             ---------------------------------------------------------------------------------------------------
                                                   Before Credit/Reimbursement       After Credit/Reimbursement***
                                               ---------------------------------     -----------------------------
                                                                  Ratio of Net                      Ratio of Net
                                                 Ratio of           Investment         Ratio of       Investment
                                  Ending         Expenses            Income to         Expenses        Income to
                                     Net       to Average              Average       to Average          Average
                                  Assets       Net Assets           Net Assets       Net Assets       Net Assets
                              Applicable       Applicable           Applicable       Applicable       Applicable      Portfolio
                               to Common        to Common            to Common        to Common        to Common       Turnover
                             Shares (000)          Shares++             Shares++         Shares++         Shares++         Rate
================================================================================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                          $1,474,983             1.53%                7.90%            1.05%            8.37%            19%
2003(b)                        1,412,983             1.29*                5.67*             .87*            6.09*            21

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                           2,021,258             1.47                 7.51             1.00             7.98             27
2003(c)                        1,950,622              .97*                2.86*             .65*            3.18*             5
================================================================================================================================
                                FundPreferred Shares at End of Period
                               ----------------------------------------
                                Aggregate    Liquidation
                                    Amount     and Market        Asset
                               Outstanding          Value     Coverage
                                      (000)     Per Share    Per Share
=======================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
-----------------------------------------------------------------------
Year Ended 7/31:
2004                              $708,000        $25,000      $77,083
2003(b)                            708,000         25,000       74,893

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
-----------------------------------------------------------------------
Year Ended 7/31:
2004                               965,000         25,000       77,364
2003(c)                                 --             --           --
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     o Income ratios reflect income earned on assets attributable to FundPreferred shares.
     o Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                                 Ratio of
                                                                 Dividend
                                                               Expense on
                                                               Securities
                                                            Sold Short to
                                                              Average Net
                                                        Assets Applicable
                                                         to Common Shares
                                                        ------------------
        PREFERRED AND CONVERTIBLE INCOME (JPC)
        2004                                                          .03%
        2003(b)                                                        --

        PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
        2004                                                          .03
        2003(c)                                                        --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(c) For the period June 25, 2003 (commencement of operations) through July 31, 2003.


                                 See accompanying notes to financial statements.

                                  56-57 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       145
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       58

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       59


Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's quarterly portfolio of investments and information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

UNAUDITED INFORMATION

The Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 designates 8% and 8% respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 8% and 8% respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended July 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments


                                                                     EAN-E-0704D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on July 31, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                     $ 21,861                       $ 0                          $ 10,296                  $ 2,600
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                               0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                     $  6,300                        $ 0                         $     0                   $     0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                                              $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                                              $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        N/A                             N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                               TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                  BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                       $ 12,896                             $ 0                           $ 0                 $ 12,896
July 31, 2003                       $      0                             $ 0                           $ 0                 $      0


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Preferred and Convertible Income Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 12, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: October 12, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: October 12, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.